File No. 33-84546
                                                                       811-08786


     As filed with the Securities and Exchange Commission on December 9, 2004


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  / X /
                                                                   ---
                      Pre-Effective Amendment No. __              /   /
                                                                   ---
                      Post-Effective Amendment No. 34             / X /
                                                                   ---

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                               ACT OF 1940                        / X /
                                                                   ---
                             Amendment No. 35                     / X /
                                                                   ---
                        (Check appropriate box or boxes)


                           PIONEER VARIABLE CONTRACTS TRUST
               (Exact Name of Registrant as Specified in Charter)


                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (617) 742-7825

           Dorothy E. Bourassa, Secretary, Pioneer Variable Contracts Trust,
                  60 State Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

         ___ immediately upon filing pursuant to paragraph (b) _X__on December 10, 2004 pursuant to paragraph (b)
             60 days after filing pursuant to paragraph (a)(1)
         ---
         ___ on [date] pursuant to paragraph (a)(1)
         ___ 75 days after filing pursuant to paragraph (a)(2)
         ___ on [date] pursuant to paragraph (a)(2)of Rule 485.

If appropriate, check the following box:

         ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pioneer Bond VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
December 10, 2004


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Bond VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus


Pioneer Bond VCT Portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. Secondarily, the portfolio seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


Contents


Basic information about the portfolio .........    1
Common portfolio investment policies ..........    8
Management ....................................    8
Distributions and taxes .......................    9
Shareholder information .......................   10


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Bond VCT Portfolio

Investment objectives

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets in:


     o debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

     o debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper, and

     o cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.


In addition, the portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer.


The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The portfolio may invest and has in the past invested in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.

Pioneer Investment Management, Inc., the portfolio's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

--------------------------------------------------------------------------------
Investment grade securities
A debt security is considered investment grade if it is:
o  Rated BBB or higher at the time of purchase by Standard & Poor's Ratings
   Group;
o Rated the equivalent rating by a nationally recognized statistical rating organization; or
o  Determined to be of equivalent credit quality by Pioneer
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio
Even though the portfolio seeks current income, you could lose money on your investment, or the portfolio could fail to generate current income, if:

     o Interest rates go up, causing the value of the portfolio's investments to decline
     o The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or repayment risk
     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
     o To the extent that the portfolio invests significantly in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

To the extent the portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Bond Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on July 21, 1987. The performance of the Class I shares of the portfolio for the past 10 calendar years includes the performance of the predecessor portfolio. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.


Portfolio performance

The chart shows the performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares
(Year ended December 31)


     [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94           -2.93
'95           17.87
'96            0.54
'97            8.41
'98            8.90
'99           -3.99
'00           11.79
'01            7.28
'02            7.79
'03            3.28


The highest calendar quarterly return was 5.96% (03/31/95 to 06/30/95).

The lowest calendar quarterly return was -3.15% (12/31/93 to 03/31/94).


Comparison with the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Lehman Brothers Aggregate Bond Index. This Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset Backed and Commercial Mortgage-Backed securities indices. Unlike the portfolio, the Index is not managed and does not incur expenses. The table assumes:

     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2003)



                                                                                Since        Inception
                                          1 Year     5 Years     10 Years     Inception         Date
------------------------------------------------------------------------------------------------------
Class I                                    3.28       5.09         5.70         6.97       07/21/87(1)
------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index       4.10       6.62         6.95         8.32                -
------------------------------------------------------------------------------------------------------



(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization of the predecessor portfolio. The predecessor portfolio commenced operations on July 21, 1987.

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                       Class I
Management Fee                                                           0.50%
------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      None
------------------------------------------------------------------------------
Other Expenses                                                           0.23%
------------------------------------------------------------------------------
Total Operating Expenses                                                 0.73%
------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                    -0.11%
------------------------------------------------------------------------------
Net Expenses(1)                                                          0.62%
------------------------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through December 10, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.62% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond such date. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for two years. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                          ------------------------------------
                                             1        3         5         10
------------------------------------------------------------------------------
Class I                                    $63      $211      $385      $887
------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in a broad range of investment grade debt securities to provide current income with due regard for preservation of capital and prudent investment risk.

This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More information about the portfolio's investments in debt securities
U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:

     o the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
     o the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (FNMA);
     o the limited authority of the issuer to borrow from the U.S. Treasury; or
     o only the credit of the issuer.


Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid, but remain subject to prepayment risk, which would be a loss of any expected interest payments, even though there is no default on the underlying financial asset. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality.

If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.

Investments in below investment grade securities

The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Investments in non-U.S. securities
The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. corporate issuers and in debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential to provide income and capital gains compared to U.S. securities. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers (non-U.S. issuers does not include Canadian issuers). Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Management

Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the U.S. and global fixed income team. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.

Distributions

The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions).

The total returns in the table represent the rate that you would have earned on an investment in Safeco Bond Portfolio, the predecessor to Pioneer Bond VCT Portfolio.

The information below has been audited by Ernst & Young LLP the predecessor portfolio's independent registered public accounting firm, whose report is included in the annual report of Safeco Resources Trust along with the portfolio's financial statements, except for the June 30, 2004 figures which are unaudited. The 2003 annual report is available upon request.



                                                             Six Month
                                                               Period                For the year ended December 31
                                                               Ended      --------------------------------------------------
                                                           June 30, 2004      2003         2002         2001         2000
                                                            (unaudited)
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      $  11.24        $  11.39     $  11.12     $  10.92     $  10.33
                                                            --------        --------     --------     --------     --------
Income (loss) from investment operations
 Net investment income                                      $   0.21        $   0.46     $   0.52     $   0.59     $   0.63
 Net realized and unrealized gain (loss) on investments        (0.21)          (0.09)        0.35         0.20         0.59
                                                            ---------       --------     --------     --------     --------
Total from investment operations                                   -        $   0.37     $   0.87     $   0.79     $   1.22
Less distributions
Dividends from net investment income                               -           (0.52)       (0.60)       (0.59)       (0.63)
Distributions from realized gains                                  -               -            -            -            -
                                                            ---------       --------     --------     --------     --------
Total distributions                                                -        $  (0.52)    $  (0.60)    $  (0.59)    $  (0.63)
                                                            ---------      ---------    ---------    ---------    ---------
Net asset value at end of period                            $  11.24        $  11.24     $  11.39     $  11.12     $  10.92
                                                            =========      =========    =========    =========    =========
Total return*                                                   0.00%*          3.28%        7.79%        7.28%       11.79%
Net asset value at end of period (000's)                    $ 47,820        $ 51,565     $ 51,201     $ 44,847     $ 36,743
Ratios to average net assets
Expenses                                                        0.89%**        0.86%        0.84%        0.82%        0.90%
Net Investment Income                                           3.61%**        3.79%        4.87%        5.56%        6.03%
Portfolio turnover rate                                           42%**          56%          87%         133%         104%
----------------------------------------------------------------------------------------------------------------------------



*  Not annualized

** Annualized

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objectives.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of October 31, 2004, assets under management were approximately $159 billion worldwide, including over $36 billion in assets under management by Pioneer.

The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code, a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Shareholder information

Net asset values

Each portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Each portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the portfolios' trustees. The portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the portfolio could change on a day when insurance companies or Qualified Plans cannot buy or sell shares of the portfolio. In connection with making fair valuations of the value of fixed income securities, the portfolio's trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value.

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Although the portfolios discourage excessive and short-term trading practices, such as market timing, the portfolios are dependent upon the insurance companies that offer Variable Contracts that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading. Excessive or short-term trading practices may disrupt portfolio management strategies and harm the investment return of long-term investors in the portfolio.

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports

Annual and semiannual reports, and quarterly reports filed with the Securities and Exchange Commission, to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)


[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109


                                                                   16843-00-1204
                                        (C) 2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Bond VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus

December 10, 2004


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Bond VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus


Pioneer Bond VCT Portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. Secondarily, the portfolio seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


Contents

Basic information about the portfolio .........    1
Common portfolio investment policies ..........    8
Management ....................................    8
Distributions and taxes .......................    9
Shareholder information .......................   10

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Bond
VCT Portfolio

Investment objectives

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets in:


     - debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

     - debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper, and

     - cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.


In addition, the portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer.


The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The portfolio may invest and has in the past invested in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.

Pioneer Investment Management, Inc., the portfolio's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

--------------------------------------------------------------------------------
 Investment grade securities
 A debt security is considered investment grade if it is:
 - Rated BBB or higher at the time of purchase by Standard & Poor's Ratings
   Group;
 - Rated the equivalent rating by a nationally recognized statistical rating organization; or
 - Determined to be of equivalent credit quality by Pioneer
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio
Even though the portfolio seeks current income, you could lose money on your investment, or the portfolio could fail to generate current income, if:

     - Interest rates go up, causing the value of the portfolio's investments to decline
     - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
     - To the extent that the portfolio invests significantly in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

To the extent the portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Bond Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on July 21, 1987. Only Class I shares were issued in the reorganization. The performance of

Class II shares of the portfolio for the past 10 calendar years reflects the performance of the predecessor portfolio. Since the predecessor portfolio did not have a Rule 12b-1 plan, the predecessor portfolio's performance has been restated to reflect the 0.25% Rule 12b-1 fees applicable to Class II shares. This adjustment had the effect of reducing the previously reported performance of the predecessor portfolio. The "other expenses" of the portfolio may differ from the historical expenses of the predecessor portfolio, but no adjustments have been made for such differences. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.


Portfolio performance

The chart shows the performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on December 10, 2004 is based on the performance of Class I shares, reduced to reflect the distribution fee of Class II shares. For the period after December 10, 2004, the actual performance of Class II shares will be reflected. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares

(Year ended December 31)


[The information below is represented by a chart in the origianl document.]

`94           -3.17
`95           17.58
`96            0.29
`97            8.14
`98            8.64
`99           -4.23
`00           11.52
`01            7.01
`02            7.52
`03            3.02


The highest calendar quarterly return was 5.89% (03/31/95 to 06/30/95).

The lowest calendar quarterly return was -3.21 % (12/31/93 to 03/31/94).


Comparison with the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Lehman Brothers Aggregate Bond Index. This Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset Backed and Commercial Mortgage-Backed securities indices. Unlike the portfolio, the Index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2003)


                                                                                                Inception
                                                                                Since              Date
                                          1 Year     5 Years     10 Years     Inception         (Class I)
-----------------------------------------------------------------------------------------------------------
Class II                                    3.02        4.83         5.44          6.70       07/21/1987(1)
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index        4.10        6.62         6.95          8.32                   -
-----------------------------------------------------------------------------------------------------------



(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization with the predecessor portfolio. The predecessor portfolio commenced operations on July 21, 1987.

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                          Class II
Management Fee                              0.50%
------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
------------------------------------------------
Other Expenses                              0.53%
------------------------------------------------
Total Operating Expenses                    1.28%
------------------------------------------------
Fee Waiver and Expense Limitation(1)       -0.11%
------------------------------------------------
Net Expenses(1)                             1.17%
------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through December 10, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.62% of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond such date. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for two years. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


               Number of years you own your shares
             ---------------------------------------
                1         3         5          10
----------------------------------------------------
Class II      $119      $394      $690      $1,532
----------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in a broad range of investment grade debt securities to provide current income with due regard for preservation of capital and prudent investment risk.

This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More information about the portfolio's investments in debt securities
U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:

     - the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
     - the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (FNMA);
     - the limited authority of the issuer to borrow from the U.S. Treasury; or
     - only the credit of the issuer.


Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid, but remain subject to prepayment risk, which would be a loss of any expected interest payments, even though there is no default on the underlying financial asset. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality.

If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.

Investments in below investment grade securities

The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Investments in non-U.S. securities
The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. corporate issuers and in debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential to provide income and capital gains compared to U.S. securities. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers (non-U.S. issuers does not include Canadian issuers). Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Management

Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the U.S. and global fixed income team. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.

Distributions

The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The table below helps you understand the financial results of the Class I shares of the fund. Class I share information is presented because Class II shares are a newly offered class of shares with no operating history. Class II shares will have different performance and different annual operating expenses.

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions).

The total returns in the table represent the rate that you would have earned on an investment in Safeco Bond Portfolio, the predecessor to Pioneer Bond VCT Portfolio.

The information below has been audited by Ernst & Young LLP the predecessor portfolio's independent registered public accounting firm, whose report is included in the annual report of Safeco Resources Trust along with the portfolio's financial statements, except for the June 30, 2004 figures which are unaudited. The 2003 annual report is available upon request.



                                                            Six Month
                                                              Period                For the year ended December 31
                                                              Ended         -----------------------------------------------
                                                          June 30, 2004       2003         2002         2001         2000
                                                            (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      $  11.24        $  11.39     $  11.12     $  10.92     $  10.33
                                                            --------        --------     --------     --------     --------
Income (loss) from investment operations
 Net investment income                                      $   0.21        $   0.46     $   0.52     $   0.59     $   0.63
 Net realized and unrealized gain (loss) on investments        (0.21)          (0.09)        0.35         0.20         0.59
                                                            --------        --------     --------     --------     --------
Total from investment operations                                   -        $   0.37     $   0.87     $   0.79     $   1.22
Less distributions
Dividends from net investment income                               -          (0.52)        (0.60)       (0.59)       (0.63)
Distributions from realized gains                                  -               -            -            -            -
                                                            --------        --------     --------     --------     --------
Total distributions                                                -        $  (0.52)    $  (0.60)    $  (0.59)    $  (0.63)
                                                            --------        --------     --------     --------     --------
Net asset value at end of period                            $  11.24        $  11.24     $  11.39     $  11.12     $  10.92
                                                            --------        --------     --------     --------     --------
Total return*                                                   0.00%*          3.28%        7.79%        7.28%       11.79%
Net asset value at end of period (000's)                    $ 47,820        $ 51,565     $ 51,201     $ 44,847     $ 36,743
Ratios to average net assets
Expenses                                                        0.89%**         0.86%        0.84%        0.82%        0.90%
Net Investment Income                                           3.61%**         3.79%        4.87%        5.56%        6.03%
Portfolio turnover rate                                           42%**           56%          87%         133%         104%
---------------------------------------------------------------------------------------------------------------------------



*  Not annualized
** Annualized

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on derivatives, the portfolio does not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objectives.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of October 31, 2004, assets under management were approximately $159 billion worldwide, including over $36 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code, a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Shareholder information

Net asset values
Each portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Each portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the portfolios' trustees. The portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the portfolio could change on a day when insurance companies or Qualified Plans cannot buy or sell shares of the portfolio. In connection with making fair valuations of the value of fixed income securities, the portfolio's trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value.

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------


The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a

Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Although the portfolios discourage excessive and short-term trading practices, such as market timing, the portfolios are dependent upon the insurance companies that offer Variable Contracts that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading. Excessive or short-term trading practices may disrupt portfolio management strategies and harm the investment return of long-term investors in the portfolio.

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports

Annual and semiannual reports, and quarterly reports filed with the Securities and Exchange Commission, to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


[Logo] Pioneer
       Investments (R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   16844-00-1204
                                        (C) 2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Growth Opportunities VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
December 10, 2004


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Growth Opportunities VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Pioneer Growth Opportunities VCT Portfolio invests primarily in equity securities of companies considered to be reasonably priced or undervalued, with above average growth potential.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Growth Opportunities VCT Portfolio

Investment objectives
Growth of capital.

Principal investment strategies

The portfolio invests primarily in equity securities of companies that Pioneer Investment Management, Inc., the portfolio's investment adviser, considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest a significant portion of its assets in equity securities of small companies.

The portfolio uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer may also use quantitative analysis. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     o Strength of the company's balance sheet
     o Quality of the management team
     o Rate at which the company's revenues and earnings are projected to grow
     o Whether the company's stock may be trading at a discount relative to its industry peers or the overall market


Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the above factors have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


Investments in non-U.S. securities
The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in securities of emerging markets issuers. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. Investing in Canadian and other non-U.S. issuers, particularly issuers in emerging markets, may involve unique risks compared to investing in the securities of U.S. issuers.

Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down
     o Small company or growth stocks fall out of favor with investors
     o The portfolio's investments do not have the growth potential originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations
     o Have more limited product lines and capital resources
     o Experience sharper swings in market values
     o Be harder to sell at the times and prices Pioneer thinks appropriate
     o Offer greater potential for gain or loss

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return


Market Segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Growth Opportunities Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on January 7, 1993. The performance of the Class I shares of the portfolio for the past 10 calendar years includes the performance of the predecessor portfolio. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

Portfolio performance
The chart shows the performance of the portfolio's Class I shares the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class I shares
(Year ended December 31)


   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94            11.92
'95            41.00
'96            32.06
'97            44.55
'98             1.83
'99             5.63
'00            -6.16
'01            19.14
'02           -37.67
'03            42.94


The highest calendar quarterly return was 33.87% (03/31/01 to 06/30/01).

The lowest calendar quarterly return was -27.53% (06/30/02 to 09/30/02).


Comparison with the Russell 2000 Stock Index
The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of The Russell 2000 Stock Index. The Russell 2000 Stock Index is an unmanaged, market-weighted index that includes stocks of 2000 U.S. companies, with dividends reinvested.


Unlike the portfolio, the Index is not managed and does not incur expenses. The table assumes:

     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2003)


                                                                      Since          Inception
                               1 Year      5 Years     10 Years     Inception           Date
----------------------------------------------------------------------------------------------
Class I                         42.94       1.02         12.43        14.43          01/07/93(1)
----------------------------------------------------------------------------------------------
Russell 2000 Stock Index        47.25       7.13          9.47        10.30
----------------------------------------------------------------------------------------------



(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization with the predecessor portfolio. The predecessor portfolio commenced operations on January 7, 1993.

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                    Class I
Management Fee                                                        0.74%
---------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                  None
---------------------------------------------------------------------------
Other Expenses                                                        0.06%
---------------------------------------------------------------------------
Total Operating Expenses                                              0.80%
---------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                  0.01%
---------------------------------------------------------------------------
Net Expenses(1)                                                       0.79%
---------------------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through December 10, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.79% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond such date. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for two years. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                Number of years you own your shares
                                -----------------------------------
                                   1        3         5         10
-------------------------------------------------------------------
Class I                          $81      $254      $444      $992
-------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio primarily invests in equity securities.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities

The portfolio may invest up to 20% of its total assets in debt securities of U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities including below investment grade convertible debt securities.

The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management


Portfolio management
Day-to-day management of the portfolio is the responsibility of Diego Franzin and Michael Rega. The portfolio co-managers draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Franzin, vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in
1998 as an active quantitative equity research analyst. Mr. Rega, vice president and senior portfolio manager, joined Pioneer in 2004. Prior to joining Pioneer, Mr. Rega was a vice president and portfolio manager at Liberty Financial (formerly Colonial Management Associates) from 1993 to 2000 and at 646 Advisors from 2000 to 2004.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.74% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.


Distributions

The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions).

The total returns in the table represent the rate that you would have earned on an investment in Safeco Growth Opportunities Portfolio, the predecessor to Pioneer Growth Opportunities VCT Portfolio.

The information below has been audited by Ernst & Young LLP the predecessor portfolio's independent registered public accounting firm, whose report is included in the annual report of Safeco Resources Trust along with the portfolio's financial statements, except for the June 30, 2004 figures which are unaudited. The 2003 annual report is available upon request.



                                                              Six Month
                                                                Period                  For the year ended December 31
                                                            Ended June 30,  --------------------------------------------------
                                                                 2004           2003          2002         2001         2000
                                                              (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       $  19.44         $  13.60     $  21.89      $  18.81     $  22.50
                                                             --------         --------     --------      --------     --------
Income (loss) from investment operations
 Net investment income (loss)                                $  (0.02)        $  (0.02)    $  (0.10)     $  (0.10)    $  (0.12)
 Net realized and unrealized gain (loss) on investments      $   1.77             5.86        (8.12)+        3.67      (  1.27)
                                                             ---------        --------     --------      --------     --------
   Total from investment operations                          $   1.75         $   5.84     $  (8.22)     $   3.57     $  (1.39)
Less distributions
Distributions from realized gains                                   -                -        (0.07)        (0.49)       (2.30)
Net asset value at end of period                             $  21.19         $  19.44     $  13.60      $  21.89     $  18.81
                                                             ---------        --------     --------      --------     --------
Total return*                                                    9.00%*          42.94%      (37.67)%       19.14%       (6.16)%
                                                             ---------        --------     --------      --------     --------
Net assets at end of period (000's)                          $358,322         $337,573     $245,954      $428,013     $354,932
                                                             ---------        --------     --------      --------     --------
Ratios to average net assets
 Expenses                                                        0.79%**         0.80%         0.79%         0.78%        0.77%
 Net investment loss                                            (0.16)%**       (0.16)%       (0.58)%       (0.53)%      (0.57)%
 Portfolio turnover rate                                           35%**           54%           38%           47%          66%
------------------------------------------------------------------------------------------------------------------------------



*  Not annualized

** Annualized

+  Includes $0.01 related to investment reimbursement by advisor.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of October 31, 2004, assets under management were approximately $159 billion worldwide, including over $36 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code, a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Shareholder information

Net asset values
Each portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Each portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the portfolios' trustees. The portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the portfolio could change on a day when insurance companies or Qualified Plans cannot buy or sell shares of the portfolio. In connection with making fair valuations of the value of fixed income securities, the portfolio's trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value.

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a

Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Although the portfolios discourage excessive and short-term trading practices, such as market timing, the portfolios are dependent upon the insurance companies that offer Variable Contracts that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading. Excessive or short-term trading practices may disrupt portfolio management strategies and harm the investment return of long-term investors in the portfolio.

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports

Annual and semiannual reports, and quarterly reports filed with the Securities and Exchange Commission, to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)



[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   16845-00-1204
                                        (C) 2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Growth Opportunities VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus

December 10, 2004


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Growth Opportunities VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Pioneer Growth Opportunities VCT Portfolio invests primarily in equity securities of companies considered to be reasonably priced or undervalued, with above average growth potential.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Growth Opportunities
VCT Portfolio

Investment objectives

Growth of capital.

Principal investment strategies


The portfolio invests primarily in equity securities of companies that Pioneer Investment Management, Inc., the portfolio's investment adviser, considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest a significant portion of its assets in equity securities of small companies.

The portfolio uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer may also use quantitative analysis. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Strength of the company's balance sheet
     - Quality of the management team
     - Rate at which the company's revenues earnings are projected to grow
     - Whether the company's stock may be trading at a discount relative to its industry peers or the overall market


Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the above factors have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


Investments in non-U.S. securities

The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in securities of emerging markets issuers. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. Investing in Canadian and other non-U.S. issuers, particularly issuers in emerging markets, may involve unique risks compared to investing in the securities of U.S. issuers.

Principal risks of investing in the portfolio

Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - The stock market goes down
     - Small company or growth stocks fall out of favor with investors
     - The portfolio's investments do not have the growth potential originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices Pioneer thinks appropriate
     - Offer greater potential for gain or loss

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return


Market Segment risks

At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Growth Opportunities Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on January 7, 1993. Only Class I shares were issued in the reorganization. The performance of Class II shares of the portfolio for the past 10 calendar years reflects the performance of the predecessor portfolio. Since the predecessor portfolio did not have a Rule 12b-1 plan, the predecessor portfolio's performance has been restated to reflect the 0.25% Rule 12b-1 fees applicable to Class II shares. This adjustment had the effect of reducing the previously reported performance of the predecessor portfolio. The "other expenses" of the portfolio may differ from the historical expenses of the predecessor portfolio, but no adjustments have been made for such differences. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

Portfolio performance


The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on January 7, 1993. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on December 10, 2004 is based on the performance of Class I shares, reduced to reflect the distribution fee of Class II shares. For the period after December 10, 2004, the actual performance of Class II shares will be reflected. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares
(Year ended December 31)

[The following table was depicted as a bar chart in the printed material.]

'94             11.64
'95             40.66
'96             31.74
'97             44.20
'98              1.57
'99              5.37
'00             -6.40
'01             18.85
'02            -37.83
'03             42.59


The highest calendar quarterly return was 33.79% (03/31/01 to 06/30/01).

The lowest calendar quarterly return was -27.58% (06/30/02 to 09/30/02).


Comparison with the Russell 2000 Stock Index


The table shows the average annual total returns for Class II shares over time and compares these returns to the returns of The Russell 2000 Stock Index. The Russell 2000 Stock Index is an unmanaged, market-weighted index that includes stocks of 2000 U.S. companies, with dividends reinvested. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on December 10, 2004 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Unlike the portfolio, the Index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2003)


                                                                                     Inception
                                                                      Since             Date
                                 1 Year     5 years     10 years     Inception        (Class I)
------------------------------------------------------------------------------------------------
Class II                         42.59        0.77        12.15        14.14         01/07/93(1)
------------------------------------------------------------------------------------------------
Russell 2000 Stock Index         47.25        7.13         9.47        10.30
------------------------------------------------------------------------------------------------

(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization with the predecessor portfolio. The predecessor portfolio commenced operations on January 7, 1993.

Fees and expenses

These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                          Class II
Management Fee                              0.74%
--------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
--------------------------------------------------
Other Expenses                              0.21%
--------------------------------------------------
Total Operating Expenses                    1.20%
--------------------------------------------------
Fee Waiver and Expense Limitation(1)       -0.01%
--------------------------------------------------
Net Expenses(1)                             1.19%
--------------------------------------------------

(1) The expenses in the table above reflect the contractual expense limitation in effect through December 10, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.79% of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond such date. See the statement of additional information for details regarding the expense limitation agreement.


Example


This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for two years. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


               Number of years you own your shares
             ---------------------------------------
                1         3         5         10
----------------------------------------------------
Class II      $122      $381      $660      $1,457
----------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio primarily invests in equity securities.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities


The portfolio may invest up to 20% of its total assets in debt securities of U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management


Portfolio management
Day-to-day management of the portfolio is the responsibility of Diego Franzin and Michael Rega. The portfolio co-managers draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Franzin, vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in
1998 as an active quantitative equity research analyst. Mr. Rega, vice president and senior portfolio manager, joined Pioneer in 2004. Prior to joining Pioneer, Mr. Rega was a vice president and portfolio manager at Liberty Financial (formerly Colonial Management Associates) from 1993 to 2000 and at 646 Advisors from 2000 to 2004.


Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.74% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.

Distributions


The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The table below helps you understand the financial results of the Class I shares of the fund. Class I share information is presented because Class II shares are a newly offered class of shares with no operating history. Class II shares will have different performance and different annual operating expenses.

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions).

The total returns in the table represent the rate that you would have earned on an investment in Safeco Growth Opportunities Portfolio, the predecessor to Pioneer Growth Opportunities VCT Portfolio.

The information below has been audited by Ernst & Young LLP the predecessor portfolio's independent registered public accounting firm, whose report is included in the annual report of Safeco Resources Trust along with the portfolio's financial statements, except for the June 30, 2004 figures which are unaudited. The 2003 annual report is available upon request..

                                             Six Month
                                               Period
                                               Ended                        For the year ended December 31
                                              June 30,          --------------------------------------------------------
                                                2004              2003            2002            2001            2000
                                            (Unaudited)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        $  19.44          $  13.60        $  21.89        $  18.81        $  22.50
                                              --------          --------        --------        --------        --------
Income (loss) from investment operations
 Net investment income (loss)                 $  (0.02)         $  (0.02)       $  (0.10)       $  (0.10)       $  (0.12)
 Net realized and unrealized gain (loss)
  on Investments                              $   1.77              5.86           (8.12)+          3.67           (1.27)
                                              --------          --------        --------        --------        --------
Total from investment operations              $   1.75          $   5.84        $  (8.22)       $   3.57        $  (1.39)
Less distributions
Distributions from realized gains                   --                --           (0.07)          (0.49)          (2.30)
                                              --------          --------        --------        --------        --------
Net asset value at end of period              $  21.19          $  19.44        $  13.60        $  21.89        $  18.81
                                              ========          ========        ========        ========        ========
Total return*                                     9.00%*           42.94%         (37.67)%         19.14%          (6.16)%
Net assets at end of period (000's)           $358,322          $337,573        $245,954        $428,013        $354,932
Ratios to average net assets
Expenses                                          0.79%**           0.80%           0.79%           0.78%           0.77%
Net investment loss                              (0.16%)**         (0.16%)         (0.58%)         (0.53%)         (0.57%)
Portfolio turnover rate                             35%**             54%             38%             47%             66%
------------------------------------------------------------------------------------------------------------------------

*   Not annualized

**  Annualized

+   Includes $0.01 related to investment reimbursement by advisor.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments

Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of October 31, 2004, assets under management were approximately $159 billion worldwide, including over $36 billion in assets under management by Pioneer.


The investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.


Distribution plan

The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code, a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Shareholder information

Net asset values

Each portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price

The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Each portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the portfolios' trustees. The portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the portfolio could change on a day when insurance companies or Qualified Plans cannot buy or sell shares of the portfolio. In connection with making fair valuations of the value of fixed income securities, the portfolio's trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value.

Investments in shares of the portfolios

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Although the portfolios discourage excessive and short-term trading practices, such as market timing, the portfolios are dependent upon the insurance companies that offer Variable Contracts that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading. Excessive or short-term trading practices may disrupt portfolio management strategies and harm the investment return of long-term investors in the portfolio.

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports


Annual and semiannual reports, and quarterly reports filed with the Securities and Exchange Commission, to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)


[LOGO] PIONEER
       Investments (R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com
                                                                   16846-00-1204
                                        (C) 2004 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Small Cap Value II VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
December 10, 2004


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Small Cap Value II VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.


Portfolio

Strategic focus

Small Cap Value II seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Cap Value II

VCT Portfolio

Investment objective

Capital growth.


Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the Index changes with market conditions and the composition of the Index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     - Favorable expected returns relative to perceived risk
     - Management with demonstrated ability and commitment to the company
     - Above average potential for earnings and revenue growth
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     - Low debt levels relative to equity
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - The stock market goes down (this risk may be greater in the short term)
     - Small company or value stocks fall out of favor with investors
     - The portfolio's assets remain undervalued or do not have the potential value originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices Pioneer thinks appropriate
     - Offer greater potential for gain and loss

Market Segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


-------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
-------------------------------------------------------------------------------

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Small Cap Value Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on April 30, 1997. The performance of the Class I shares the portfolio from commencement of operations of the predecessor portfolio includes the performance of the predecessor portfolio's. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.


Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on April 30, 1997. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

[THE FOLLOWING WAS REPRESENTING A BAR GRAPH]

Annual return Class I shares
(Year ended December 31)



'98                         -19.95
'99                          15.40
'00                          -6.02
'01                          21.15
'02                          -4.56
'03                          42.78


The highest calendar quarterly return was 26.56% (09/30/99 to 12/31/99). The lowest calendar quarterly return was -33.79% (06/30/98 to 09/30/98).

Comparison with the Russell 2000 Value Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 2000 Value Index. This Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index.

Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2003)



                                                       Since          Inception
                             1 Year      5 Years     Inception           Date
--------------------------------------------------------------------------------
Class I                       42.78       12.35         9.57         04/30/97(1)
--------------------------------------------------------------------------------
Russell 2000 Value Index      46.03       12.28        12.35
--------------------------------------------------------------------------------



(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization of the predecessor portfolio. The predecessor portfolio commenced operations on April 30, 1997.


Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets

                                                                     Class I
Management Fee                                                        0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                        0.27%
--------------------------------------------------------------------------------
Total Operating Expenses                                              1.02%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                 -0.01%
--------------------------------------------------------------------------------
Net Expenses(1)                                                       1.01%
--------------------------------------------------------------------------------


(1) The expenses in the table above reflect the contractual expense limitation in effect through December 10, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.01% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond such date. See the statement of additional information for details regarding the expense limitation agreement.

Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for two years. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                Number of years you own your shares
                     -----------------------------------------------------------
                       1             3             5             10
--------------------------------------------------------------------------------
Class I               $103          $322          $560         $1,243


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of small companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on REITs
The portfolio may invest up to 25% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Investments other than U.S. equity securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, the portfolio may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management
Day-to-day management of the portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. The team manages other Pioneer mutual funds investing primarily in small cap securities. The portfolio managers may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios. From 1997 to 2001 Mr. McPherson was an analyst with Evergreen Investment Management.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions).

The total returns in the table represent the rate that you would have earned on an investment in Safeco Small Cap Value Portfolio, the predecessor to Pioneer Small Cap Value II VCT Portfolio.

The information below has been audited by Ernst & Young LLP the predecessor portfolio's independent registered public accounting firm, whose report is included in the annual report of Safeco Resources Trust along with the portfolio's financial statements, except for the June 30, 2004 figures which are unaudited. The 2003 annual report is available upon request.



                                                Six Month
                                                 Period
                                                  Ended                      For the year ended December 31
                                                 June 30,      ---------------------------------------------------------
                                                   2004            2003           2002           2001           2000
                                                (Unaudited)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period          $  17.00       $   12.16        $  12.81       $  10.68       $  11.39
                                                 -------        --------        --------       --------       --------
Income (Loss) from Investment Operations
 Net Investment Income (Loss)                   $   0.05       $    0.09        $   0.07       $   0.13       $   0.02
 Net Realized and Unrealized Gain (Loss) on
  Investments                                   $   1.30            5.10           (0.65)          2.13          (0.71)
Total from Investment Operations                $   1.35       $    5.19        $  (0.58)      $   2.26       $  (0.69)
                                                 -------        --------        --------       --------       --------
Less Distributions
 Dividends From Net Investment Income                  -           (0.09)          (0.07)         (0.13)         (0.02)
 Distributions From Realized Gains                     -           (0.26)-             -              -              -
                                                 --------       --------        --------       --------       --------
Total Distributions                                    -       $   (0.35)       $  (0.07)      $  (0.13)      $  (0.02)
                                                 --------       --------        --------       --------       --------
Net Asset Value at End of Period                $  18.35       $   17.00        $  12.16       $  12.81       $  10.68
                                                 --------       --------        --------       --------       --------
Total Return*                                       7.94%*         42.78%         (4.56)%         21.15%+        (6.02)%
                                                 --------       --------        --------       --------       --------
Net Assets at End of Period (000's)             $ 46,365       $  40,405        $ 24,663       $ 21,598       $ 14,199
                                                 --------       --------        --------       --------       --------
Ratios to Average Net Assets
Gross Expenses                                      1.01%**         1.05%           1.03           1.09%          1.04%
Net Expenses                                        1.01%**         1.05%           1.03           0.96%          0.95%
Net Investment Income (loss)                        0.57%**         0.71%           0.54%          1.26%          0.22%
Portfolio Turnover Rate                               47%**           50%             56%            97%           116%
------------------------------------------------------------------------------------------------------------------------



*  Not annualized
** Annualized
+ The total return would have been lower had certain expenses not been reduced during the periods shown.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of October 31, 2004, assets under management were approximately $159 billion worldwide, including over $36 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code, a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Shareholder information

Net asset values
Each portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

-----------------------------
Share price
The net asset value per
share calculated on the
day of a transaction.
-----------------------------

     Each portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the portfolios' trustees. The portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the portfolio could change on a day when insurance companies or Qualified Plans cannot buy or sell shares of the portfolio. In connection with making fair valuations of the value of fixed income securities, the portfolio's trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value.

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

-----------------------------
Since you may not
directly purchase shares
of the portfolios, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolios.
-----------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a

Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Although the portfolios discourage excessive and short-term trading practices, such as market timing, the portfolios are dependent upon the insurance companies that offer Variable Contracts that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading. Excessive or short-term trading practices may disrupt portfolio management strategies and harm the investment return of long-term investors in the portfolio.

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports

Annual and semiannual reports, and quarterly reports filed with the Securities and Exchange Commission, to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


      [Logo]
PIONEER Investments

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   16847-00-1204
                                        (C) 2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Small Cap Value II VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
December 10, 2004


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Small Cap Value II VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Small Cap Value II seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Cap Value II
VCT Portfolio


Investment objective

Capital growth.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the Index changes with market conditions and the composition of the Index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o Favorable expected returns relative to perceived risk
     o Management with demonstrated ability and commitment to the company
     o Above average potential for earnings and revenue growth
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o Turnaround potential for companies that have been through difficult periods
     o Low debt levels relative to equity
     o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio

Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)
     o Small company or value stocks fall out of favor with investors
     o The portfolio's assets remain undervalued or do not have the potential value originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations
     o Have more limited product lines and capital resources
     o Experience sharper swings in market values
     o Be harder to sell at the times and prices Pioneer thinks appropriate
     o Offer greater potential for gain and loss

Market Segment risks

At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


--------------------------------------------------------------------------------
Market value

A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Small Cap Value Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on April 30, 1997. Only class I shares were issued in the reorganization. The performance of Class II shares of the portfolio from commencement of operations of the predecessor portfolio reflects the performance of the predecessor portfolio. Since the predecessor portfolio did not have a Rule 12b-1 plan, the predecessor portfolio's performance has been restated to reflect the 0.25% Rule 12b-1 fees applicable to Class II shares. This adjustment had the effect of reducing the previously reported performance of the predecessor portfolio. The "other expenses" of the portfolio may differ from the historical expenses of the predecessor portfolio, but no adjustments have been made for such differences. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

Portfolio performance

The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I shares on April 30, 1997. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on December 10, 2004 is based on the performance of Class I shares, reduced to reflect the distribution fee of Class II shares. For the period after December 10, 2004, the actual performance of Class II shares will be reflected. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares
(Year ended December 31)

[TABULAR REPRESENTATION OF BAR CHART]

'98             -20.15
'99              15.11
'00              -6.26
'01              20.85
'02              -4.80
'03              42.43


The highest calendar quarterly return was 26.48% (09/30/99 to 12/31/99).

The lowest calendar quarterly return was -33.84% (06/30/98 to 09/30/98.


Comparison with the Russell 2000 Value Index

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell 2000 Value Index. This index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.


Unlike the portfolio, the Index is not managed and does not incur expenses. The table assumes:

     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions



Average annual total return (%)
(for periods ended December 31, 2003)

                                                             Inception
                                             Since              Date
                   1 Year      5 Years     Inception         (Class I)
-------------------------------------------------------------------------
Class II            42.43        12.08          9.30        04/30/1997(1)
-------------------------------------------------------------------------
Russell 2000
Value Index         46.03        12.28         12.35
-------------------------------------------------------------------------

(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization of the predecessor fund. The predecessor portfolio commenced operations on April 30, 1997.

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                Class II
Management Fee                                                     0.75%
------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                               0.25%
------------------------------------------------------------------------
Other Expenses                                                     0.30%
------------------------------------------------------------------------
Total Operating Expenses                                           1.30%
------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                              -0.01%
------------------------------------------------------------------------
Net Expenses(1)                                                    1.29%
------------------------------------------------------------------------

(1) The expenses in the table above reflect the contractual expense limitation in effect through December 10, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.01% of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond such date. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for two years. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                    Number of years you own your shares
                                  ---------------------------------------
                                      1         3         5         10
-------------------------------------------------------------------------
Class II                            $133      $413      $714      $1,570
-------------------------------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities of small companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on REITs

The portfolio may invest up to 25% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Investments other than U.S. equity securities

The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, the portfolio may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. The team manages other Pioneer mutual funds investing primarily in small cap securities. The portfolio managers may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios. From 1997 to 2001 Mr. McPherson was an analyst with Evergreen Investment Management.

Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.

Distributions

The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The table below helps you understand the financial results of the Class I shares of the fund. Class I share information is presented because Class II shares are a newly offered class of shares with no operating history. Class II shares will have different performance and different annual operating expenses.

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions).

The total returns in the table represent the rate that you would have earned on an investment in Safeco Small Cap Value Portfolio, the predecessor to Pioneer Small Cap Value II VCT Portfolio.

The information below has been audited by Ernst & Young LLP the predecessor portfolio's independent registered public accounting firm, whose report is included in the annual report of Safeco Resources Trust along with the portfolio's financial statements, except for the June 30, 2004 figures which are unaudited. The 2003 annual report is available upon request.

                                                             Six Month
                                                               Period                For the year ended December 31
                                                           Ended June 30,    ----------------------------------------------
                                                                2004          2003         2002         2001         2000
                                                            (unaudited)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 17.00        $ 12.16      $ 12.81      $ 10.68      $ 11.39
                                                              -------        -------      -------      -------      -------
Income (loss) from investment operations
 Net investment income (loss)                                 $  0.05        $  0.09      $  0.07      $  0.13      $  0.02
                                                              -------        -------      -------      -------      -------
 Net realized and unrealized gain (loss) on investments       $  1.30           5.10        (0.65)        2.13        (0.71)
                                                              -------        -------      -------      -------      -------
   Total from investment operations                           $  1.35        $  5.19      $ (0.58)     $  2.26      $ (0.69)
                                                              -------        -------      -------      -------      -------
Less distributions
Dividends from net investment income                                -          (0.09)       (0.07)       (0.13)       (0.02)
                                                              -------        -------      -------      -------      -------
Distributions from realized gains                                   -          (0.26)           -            -            -
                                                              -------        -------      -------      -------      -------
Total distributions                                                 -        $ (0.35)     $ (0.07)     $ (0.13)     $ (0.02)
                                                              -------        -------      -------      -------      -------
Net asset value at end of period                              $ 18.35        $ 17.00      $ 12.16      $ 12.81      $ 10.68
                                                              -------        -------      -------      -------      -------
Total return*                                                    7.94%*        42.78%       (4.56)%      21.15%+      (6.02)%
                                                              -------        -------      -------      -------      -------
Net assets at end of period (000's)                           $46,365        $40,405      $24,663      $21,598      $14,199
                                                              =======        =======      =======      =======      =======
Ratios to average net assets
 Gross expenses                                                  1.01%**        1.05%        1.03         1.09%        1.04%
 Net expenses                                                    1.01%**        1.05%        1.03         0.96%        0.95%
 Net investment income (loss)                                    0.57%**        0.71%        0.54%        1.26%        0.22%
 Portfolio turnover rate                                           47%**          50%          56%          97%         116%
----------------------------------------------------------------------------------------------------------------------------

* Not annualized

** Annualized

+ The total return would have been lower had certain expenses not been reduced during the periods shown.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments

Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of October 31, 2004, assets under management were approximately $159 billion worldwide, including over $36 billion in assets under management by Pioneer.


The investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.

Distribution plan

The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code, a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Shareholder information

Net asset values

Each portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Each portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the portfolios' trustees. The portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the portfolio could change on a day when insurance companies or Qualified Plans cannot buy or sell shares of the portfolio. In connection with making fair valuations of the value of fixed income securities, the portfolio's trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value.


Investments in shares of the portfolios

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a

Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Although the portfolios discourage excessive and short-term trading practices, such as market timing, the portfolios are dependent upon the insurance companies that offer Variable Contracts that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading. Excessive or short-term trading practices may disrupt portfolio management strategies and harm the investment return of long-term investors in the portfolio.

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports

Annual and semiannual reports, and quarterly reports filed with the Securities and Exchange Commission, to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)


[PIONEER INVESTMENTS LOGO]
Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   16848-00-1204
                                        (C) 2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 10, 2004


                        PIONEER VARIABLE CONTRACTS TRUST
                                 60 State Street
                           Boston, Massachusetts 02109

PIONEER BOND VCT PORTFOLIO              PIONEER SMALL CAP VALUE II VCT PORTFOLIO
PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO


This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class I or Class II prospectuses, dated December 10, 2004, as supplemented or revised from time to time. A copy of a prospectus can be obtained free of charge from your insurance company.


                                TABLE OF CONTENTS

1.    Fund History........................................................    2
2.    Investment Policies, Risks and Restrictions.........................    2
3.    Trustees and Officers...............................................   40
4.    Investment Adviser..................................................   48
5.    Principal Underwriter...............................................   54
6.    Custodian...........................................................   55
7.    Independent Registered Public Accounting Firm.......................   55
8.    Portfolio Transactions..............................................   55
9.    Description of Shares...............................................   57
10.   Pricing of Shares...................................................   59
11.   Tax Status..........................................................   61
12.   Investment Results..................................................   64
13.   Financial Statements................................................   64
14.   Annual Fee, Expense and Other Information...........................   66
15.   Appendix A - Description of Short-Term Debt, Corporate Bond
      and Preferred Stock Ratings.........................................   77
16.   Appendix B - Proxy Voting Policies and Procedures of Pioneer
      Investment Management, Inc..........................................   82

1.   FUND HISTORY

Pioneer Variable Contracts Trust (the "fund") is an open-end management investment company. The fund was formed as a Delaware statutory trust on September 16, 1994.

2.   INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The fund consists of separate portfolios, each of which is an investment vehicle for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts (the "Accounts") of various insurance companies ("Participating Insurance Companies"). The portfolios also may be offered to certain qualified pension and retirement plans (the "Qualified Plans"). Your Variable Contract or Qualified Plan may not offer all portfolios of the fund. The terms and conditions of the Variable Contracts and any limitations upon the portfolios in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the portfolios in which such Plan may be invested are set forth in such Plan's governing documents. The fund reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any portfolio.

Qualified Plans and Participating Insurance Companies are the record holders and beneficial owners of shares of beneficial interest in each portfolio of the fund. In accordance with the limitations set forth in their Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the fund's portfolios. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan administrators the allocation of amounts available for investment among the fund's portfolios. Instructions for any such allocation, or for the purchase or redemption of shares of a portfolio, must be made by the investor's Participating Insurance Company or Qualified Plan administrator, as the case may be, as the record holder of the portfolio's shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a portfolio are different from the rights of contract holders and Qualified Plan participants. The term "shareholder" in this statement of additional information refers only to the Participating Insurance Company or Qualified Plan, as the case may be, and not to contract holders or Qualified Plan participants.

The fund's prospectuses identify the investment objective(s) and the principal investment policies of each portfolio and the risk factors associated with the portfolio's investments. Whenever an investment policy or restriction states a maximum percentage of a portfolio's assets may be invested in any security or presents a policy regarding quality standards, this standard or other restriction shall be determined immediately after and as a result of the portfolio's investment (other than the limitations on borrowing and illiquid securities and except with respect to the 300% asset coverage required with respect to borrowings). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the portfolio's investment objectives and policies. Other investment policies of the portfolios and associated risk factors are set forth below. Capitalized terms not otherwise defined herein have the meaning given to them in the prospectus. This statement of additional information should be read in conjunction with the prospectus.

INVESTMENT OBJECTIVES AND CERTAIN POLICIES OF THE PORTFOLIOS


PIONEER BOND VCT PORTFOLIO seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Normally, the portfolio invests at least 80% of its net assets in:

o debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
o debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
o cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets plus borrowings for investment purposes as described above.

In addition, the portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer.


PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO seeks growth of capital.


The portfolio invests primarily in equity securities of companies that Pioneer considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest a significant portion of its assets in equity securities of small companies.


PIONEER SMALL CAP VALUE II VCT PORTFOLIO seeks capital growth.

Normally, the portfolio invests at least 80% of its net assets in equity securities of small companies as described in the prospectus. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in REITs and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets plus borrowings for investment purposes as described in this section.

ADDITIONAL POLICIES OF THE PORTFOLIOS

INVESTMENTS IN INITIAL PUBLIC OFFERINGS

To the extent consistent with their investment objectives, each equity portfolio may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the portfolio's investment performance. No portfolio can assure that investments in initial public offerings will continue to be available to the portfolio or, if available, will result in positive investment performance. In addition, as the portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the portfolio is likely to decrease.

DEBT SECURITIES SELECTION


In selecting debt securities for a portfolio, Pioneer gives primary consideration to the portfolio's investment objective, the attractiveness of the market for debt securities given its outlook for the equity markets and the portfolio's liquidity requirements. Once Pioneer determines to allocate a portion of the portfolio's assets to debt securities, it generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the portfolio is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.


CONVERTIBLE DEBT SECURITIES

A portfolio may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT SECURITIES RATING CRITERIA


Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's, the equivalent rating of other nationally recognized statistical rating organizations or determined to be of equivalent credit quality by Pioneer. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of a security changes, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations or determined by Pioneer to be of equivalent credit quality. See Appendix A for a description of rating categories.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a portfolio's net asset value to the extent that it invests in such securities. In addition, a portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a portfolio's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

Certain portfolios may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issues. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchanges, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The Pioneer Bond VCT Portfolio may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The portfolio may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.


RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a portfolio's securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

INVESTMENTS IN EMERGING MARKETS. Several portfolios may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the MSCI Emerging Markets Free Index. The portfolios will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the portfolios may invest in unquoted securities, including securities of emerging market issuers.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a portfolio to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer or the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a portfolio's investment in those markets and may increase the expenses of a portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a portfolio's operation.

Economies in individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many foreign countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. Because certain portfolios, under normal circumstances, will invest a substantial portion of their assets in securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies will affect a portfolio's investment performance. A decline in the value of any particular foreign currency against the U.S. dollar will cause a decline in the U.S. dollar value of the portfolio's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the portfolio's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the portfolio. Even if the portfolio attempts to hedge against the effects of adverse changes in foreign currency exchange rates, there will be significant limitations on the portfolio's ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although these portfolios value their assets daily in terms of U.S. dollars, the portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to sell that currency to the dealer.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a portfolio to make intended securities purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to a portfolio. In addition, custodial, security settlement and clearance procedures in some emerging countries may not fully protect a portfolio against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. A portfolio will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to its investments in such countries. These taxes will reduce the return achieved by a portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS. Portfolios may invest in securities of non-U.S. issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a portfolio will avoid currency risks during the settlement period for either purchase or sales. EDRs and GDRs are not necessarily quoted in the same currency as the securities which they represent.

For purposes of the portfolios' investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the equity securities of non-U.S. issuers. Portfolios may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a portfolio invests in such unsponsored depositary receipts there may be an increased possibility that the portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which certain portfolios invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a portfolio's distribution obligations, in which case a portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

MUNICIPAL OBLIGATIONS


Certain portfolios may purchase municipal obligations when Pioneer believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. A portfolio's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.


The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to a portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS

In accordance with their investment policies and restrictions, fixed income portfolios may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.


The terms of the variable or floating rate demand instruments that a portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than 30 days' notice. Still others are automatically called by the issuer unless the portfolio instructs otherwise.


Fixed income portfolios may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

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MORTGAGE-BACKED SECURITIES

Certain portfolios may invest in mortgage pass-through certificates, multiple-class pass-through securities and mortgage derivatives. The mortgage derivatives that a portfolio may invest in include interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), stripped mortgage backed securities ("SMBS"), interest only mortgage backed securities ("IOs") and principal only mortgage backed securities ("POs"). A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a portfolio's assets at the time the portfolio receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a portfolio buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the portfolio's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet a portfolio's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.


MULTIPLE-CLASS PASS-THROUGH SECURITIES AND CMOS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.


STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. A portfolio invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of a portfolio's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

Certain portfolios also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds, which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.


RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, none of the portfolios intends to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

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ASSET-BACKED SECURITIES

Certain portfolios may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.

STRUCTURED SECURITIES

Certain portfolios may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the References. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the portfolio's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The portfolios may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the portfolio prior to the actual delivery or payment by the other party to the transaction. A portfolio will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The portfolios' obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the portfolios' obligations. See "Asset Segregation."

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WARRANTS AND STOCK PURCHASE RIGHTS

Portfolios that invest in equity securities may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The portfolios that invest in equity securities may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a portfolio. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a portfolio.

PREFERRED SHARES

A portfolio may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a portfolio's fixed income securities.

ILLIQUID SECURITIES


Each portfolio will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of a portfolio to dispose of illiquid investments readily or at reasonable prices could impair a portfolio's ability to raise cash for redemptions or other purposes. If a portfolio sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REITS AND ASSOCIATED RISK FACTORS

REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the portfolio. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.


REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

OTHER INVESTMENT COMPANIES


The portfolios may invest in the securities of other investment companies to the extent that such investments are consistent with a portfolio's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a portfolio may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of a portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by a portfolio, or (iii) more than 5% of a portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The portfolios may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the SEC.


A portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of a portfolio's own operations.

REPURCHASE AGREEMENTS


A portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a portfolio's purchase price, with the difference being income to a portfolio. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a portfolio. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a portfolio's custodian in a segregated, safekeeping account for the benefit of a portfolio. Repurchase agreements afford a portfolio an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a portfolio has not perfected a security interest in the security, a portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a portfolio would be at risk of losing some or all of the principal and interest involved in the transaction.


SHORT SALES AGAINST THE BOX

Each equity portfolio and the Bond Portfolio may sell securities "short against the box." A short sale involves a portfolio borrowing securities from a broker and selling the borrowed securities. A portfolio has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, a portfolio at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The portfolios intend to use short sales against the box to hedge. For example, when a portfolio believes that the price of a current portfolio security may decline, the portfolio may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If a portfolio effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which a portfolio may make short sales against the box.

ASSET SEGREGATION


The 1940 Act requires that a portfolio segregate assets in connection with certain types of transactions that may have the effect of leveraging a portfolio's assets. If a portfolio enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

It is the policy of the portfolios not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a portfolio. See "Annual Fee, Expense and Other Information" for each portfolio's annual portfolio turnover rate. A high rate of portfolio turnover (100% over more) involves corresponding greater transaction costs which must be borne by a portfolio and its shareholders.

FOREIGN CURRENCY TRANSACTIONS

Portfolios that invest in non-U.S. securities may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. These portfolios also have authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the portfolio invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.



Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a portfolio, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a portfolio will be engaged in hedging activities when adverse exchange rate movements occur. A portfolio will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a portfolio to hedge against a devaluation that is so generally anticipated that a portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.


A portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.


The cost to a portfolio of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. A portfolio may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a portfolio's investments against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a portfolio's foreign assets.

While a portfolio will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While a portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a portfolio's holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the portfolio. Such imperfect correlation may cause a portfolio to sustain losses which will prevent a portfolio from achieving a complete hedge or expose a portfolio to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a portfolio of unrealized profits or force a portfolio to cover its commitments for purchase or resale, if any, at the current market price.


If a portfolio enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."


OPTIONS ON FOREIGN CURRENCIES

Portfolios that invest in non-U.S. securities may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the portfolio may purchase put options on the foreign currency. If the value of the currency declines, a portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a portfolio's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a portfolio may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable a portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities a portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A portfolio may also write options on foreign currencies for hedging purposes. For example, if a portfolio anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by a portfolio.

Similarly, a portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the portfolio to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.


A call option written on foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if a portfolio holds a call on the same foreign currency for the same principal amount as the call written, where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by a portfolio in cash or liquid securities. See "Asset Segregation."

A portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If a portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

A portfolio may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.


A portfolio may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a portfolio.

OPTIONS ON SECURITIES AND SECURITIES INDICES

For hedging purposes or to seek to increase total return, each portfolio may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. Each portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased. Each portfolio does not anticipate that it will generate a significant amount of income from its use of options on securities and securities indices.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by a portfolio obligates the portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a portfolio are covered, which means that the portfolio will own the securities subject to the options as long as the options are outstanding, or a portfolio will use the other methods described below. A portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a portfolio would obligate the portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a portfolio would be covered, which means that the portfolio would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a portfolio. However, in return for the option premium, a portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by a portfolio will also be considered to be covered to the extent that the portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by a portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a portfolio's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. A portfolio may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the call option.

A portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a portfolio's securities. Put options may also be purchased by a portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise a portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, a portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A portfolio may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.


Transactions by a portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.


The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a portfolio's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, each portfolio may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. All futures contracts entered into by a portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges. Each portfolio does not anticipate that it will generate a significant amount of income from its use of futures contracts or options on futures contracts.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are quoted or denominated in such currency. A portfolio can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that a portfolio has acquired or expects to acquire.


Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a portfolio owns or proposes to acquire. A portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of a portfolio's securities. Such futures contracts may include contracts for the future delivery of securities held by a portfolio or securities with characteristics similar to those of a portfolio's securities. Similarly, a portfolio may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for a portfolio's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a portfolio may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in a portfolio's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a portfolio's securities would be substantially offset by a decline in the value of the futures position.


On other occasions, a portfolio may take a "long" position by purchasing futures contracts. This may be done, for example, when a portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.


OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a portfolio obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.


The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a portfolio's assets. By writing a call option, a portfolio becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a portfolio intends to purchase. However, a portfolio becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A portfolio will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

EQUITY SWAPS, CAPS, FLOORS AND COLLARS. Each equity portfolio may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a portfolio with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact portfolio performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.


OTHER CONSIDERATIONS. A portfolio will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

A portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a portfolio to purchase securities or currencies, require a portfolio to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a portfolio may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

LENDING OF PORTFOLIO SECURITIES


Each portfolio may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. A portfolio may pay administrative and custodial fees in connection with loans of securities and may pay a portion of income or fee earned theron to the borrower, lending agent or other intermediary. A portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. A portfolio will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of a portfolio's total assets.

LOAN PARTICIPATIONS

Portfolios permitted to invest in debt securities may invest a portion of their assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, a portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in a portfolio having a contractual relationship only with the lender not the borrower. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The secondary market for certain of these participations and for loans and other direct debt instruments (discussed below) is limited and, therefore, may be illiquid. Because there may be a limited market for these investments, the quoted price of these investments can be volatile.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

Portfolios permitted to invest in debt securities may invest in loans and other direct debt instruments owed by a borrower to another party. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

MORTGAGE DOLLAR ROLLS

Portfolios that invest in mortgage-backed securities may enter into mortgage "dollar rolls" in which a portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a portfolio loses the right to receive principal and interest paid on the securities sold. However, a portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a portfolio. A portfolio will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, a portfolio treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. Each portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as financings.


Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a portfolio sells the security becomes insolvent, a portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a portfolio is required to repurchase may be worth less than an instrument which a portfolio originally held. Successful use of mortgage dollar rolls will depend upon Pioneer's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.


MONEY MARKET INSTRUMENTS

Each portfolio, for temporary defensive or cash management purposes, may invest all or a portion of its assets in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's Investors Service, Inc. ("Moody's") or A-1, AA or better by Standard & Poor's; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; and repurchase agreements.

BANKERS' ACCEPTANCES are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

CERTIFICATES OF DEPOSIT represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

INVESTMENTS IN NON-U.S. BANK OBLIGATIONS

Investment in obligations of foreign branches of domestic banks and of non-U.S. banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank or a non-U.S. bank.

COMMERCIAL PAPER AND OTHER SHORT-TERM DEBT SECURITIES

A portfolio's investments in short-term debt securities include commercial paper, which is a short-term (usually from 1 to 270 days) unsecured promissory note issued by a corporation in order to finance its current operations. A portfolio may also invest in variable amount master demand notes (which are a type of commercial paper) which represent a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent a portfolio invests in master demand notes, these investments will be included in a portfolio's limitation on illiquid securities. These instruments may be denominated in both U.S. and, for all portfolios that are permitted to invest in non-U.S. securities, non-U.S. currencies.

INVESTMENT RESTRICTIONS

The fund, on behalf of each portfolio, has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the recordholders of a "majority" (as defined in the 1940 Act) of the portfolio's outstanding voting securities. As used in the prospectus and this statement of additional information, such approval means the approval of the lesser of:

     (i) the recordholders of 67% or more of the shares of a portfolio represented at a meeting if the recordholders of more than 50% of the outstanding shares of the portfolios are present in person or by proxy, or

     (ii) the holders of more than 50% of the portfolio's outstanding shares.

ITALICIZED WORDING IS NOT INTENDED TO BE PART OF A RESTRICTION BUT AN EXPLANATION OF THE RESTRICTION'S SCOPE.

RESTRICTIONS THAT APPLY TO PIONEER BOND VCT PORTFOLIO, PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO, AND PIONEER SMALL CAP VALUE II VCT PORTFOLIO:

FUNDAMENTAL INVESTMENT RESTRICTIONS:

Each portfolio may not:

     (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. SENIOR SECURITIES THAT THE PORTFOLIO MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

     (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

     (3) Invest in real estate, except (a) that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

     (4) Make loans, except that the portfolio may (i) lend portfolio securities in accordance with the portfolio's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the portfolio may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

     (6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities and securities of investment companies), if

          (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

          (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio

     (7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

It is a fundamental policy of the portfolio not to concentrate its investments in securities of companies in any particular industry. The portfolio's policy does not apply to investments in U.S. Government securities.

For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by the fund of a mortgage-backed security to a financial institution and an agreement by the fund to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS:


     (1) The investment objective of each portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets (which includes borrowings for investment purposes) in a particular type of security as described in the principal investment strategies section. Each portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets plus borrowings for investment purposes as described in this section.


     (2) Each portfolio may not engage in short sales, except short sales against the box.

3.   TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 66 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


                     POSITIONS        TERM OF OFFICE
NAME, AGE AND        HELD WITH        AND LENGTH OF       PRINCIPAL OCCUPATION DURING               OTHER DIRECTORSHIPS
ADDRESS              THE TRUST        SERVICE             PAST FIVE YEARS                           HELD BY THIS TRUSTEE
------------------   --------------   -----------------   ---------------------------------------   ---------------------------
INTERESTED
TRUSTEES:

John F. Cogan,       Chairman of      Since 1994.         Deputy Chairman and a Director of         Chairman and Director, ICI
Jr.* (78)            the Board,       Serves until a      Pioneer Global Asset Management S.p.A.    Mutual Insurance Company;
                     Trustee and      successor is        ("PGAM"); Non-Executive Chairman and a    and Director of Harbor
                     President        elected or          Director of Pioneer Investment            Global Company, Ltd
                                      earlier             Management USA Inc. ("PIM-USA");
                                      retirement or       Chairman and a Director of Pioneer;
                                      removal.            Director of Pioneer Alternative
                                                          Investment Management Limited
                                                          (Dublin); President and a Director of
                                                          Pioneer Alternative Investment
                                                          Management (Bermuda) Limited and
                                                          affiliated funds; President and
                                                          Director of Pioneer Funds Distributor,
                                                          Inc. ("PFD"); President of all of the
                                                          Pioneer Funds; and Of Counsel (since
                                                          2000, partner prior to 2000), Wilmer
                                                          Cutler Pickering Hale and Dorr LLP
                                                          (counsel to PIM-USA and the Pioneer
                                                          Funds)

Osbert M. Hood*      Trustee and      Since June, 2003.   President and Chief Executive Officer,    None
(52)                 Executive Vice   Serves a            PIM-USA since May, 2003 (Director
                     President        successor is        since January, 2001); President and
                                      elected or          Director of Pioneer since May, 2003;
                                      earlier until       Chairman and Director of Pioneer
                                      retirement or       Investment Management Shareholder
                                      removal.            Services, Inc. ("PIMSS ") since May,
                                                          2003; Executive Vice President of all
                                                          of the Pioneer Funds since June, 2003;
                                                          Executive Vice President and Chief
                                                          Operating Officer of PIM-USA, November
                                                          2000-May 2003; Executive Vice
                                                          President, Chief Financial Officer and
                                                          Treasurer, John Hancock Advisers, LLC,
                                                          Boston, MA, November 1999-November
                                                          2000; Senior Vice President and Chief
                                                          Financial Officer, John Hancock
                                                          Advisers, LLC, April 1997-November
                                                          1999.

                     POSITIONS        TERM OF OFFICE
NAME, AGE AND        HELD WITH        AND LENGTH OF       PRINCIPAL OCCUPATION DURING               OTHER DIRECTORSHIPS
ADDRESS              THE TRUST        SERVICE             PAST FIVE YEARS                           HELD BY THIS TRUSTEE
------------------   --------------   -----------------   ---------------------------------------   ---------------------------
INDEPENDENT
TRUSTEES:

Mary K. Bush         Trustee          Since September,    President, Bush International             Director of Brady
(56)                                  2000. Serves a      (international financial advisory         Corporation (industrial
3509 Woodbine                         successor is        firm)                                     identification and
Street, Chevy                         elected or                                                    specialty coated material
Chase, MD 20815                       earlier until                                                 products manufacturer),
                                      retirement or                                                 Millennium Chemicals, Inc.
                                      removal.                                                      (commodity chemicals),
                                                                                                    Mortgage Guaranty Insurance
                                                                                                    Corporation, and R.J.
                                                                                                    Reynolds Tobacco Holdings,
                                                                                                    Inc. (tobacco)

Richard H.           Trustee          Since 1995.         Alexander Graham Bell Professor of        None
Egdahl, M.D. (77)                     Serves until a      Health Care Entrepreneurship, Boston
Boston University                     successor is        University; Professor of Management,
Healthcare                            elected or          Boston University School of
Entrepreneurship                      earlier             Management; Professor of Public
Program, 53 Bay                       retirement or       Health, Boston University School of
State Road,                           removal.            Public Health; Professor of Surgery,
Boston, MA                                                Boston University School of Medicine;
02215                                                     and University Professor, Boston
                                                          University

Margaret B.W.        Trustee          Since September,    Founding Director, The Winthrop Group,    None
Graham (57)                           2000. Serves        Inc. (consulting firm); Professor of
1001 Sherbrooke                       until a successor   Management, Faculty of Management,
Street West,                          is elected or       McGill University
Montreal,                             earlier
Quebec, Canada                        retirement or
H3A 1G5                               removal.

Marguerite A.        Trustee          Since 1995.         President and Chief Executive Officer,    Director of New America
Piret (56)                            Serves until a      Newbury, Piret & Company, Inc.            High Income Fund, Inc.
One Boston                            successor is        (investment banking firm)                 (closed-end investment
Place, 28th Floor,                    elected or                                                    company)
Boston, MA                            earlier
02108                                 retirement or
                                      removal.

                     POSITIONS        TERM OF OFFICE
NAME, AGE AND        HELD WITH        AND LENGTH OF       PRINCIPAL OCCUPATION DURING               OTHER DIRECTORSHIPS
ADDRESS              THE TRUST        SERVICE             PAST FIVE YEARS                           HELD BY THIS TRUSTEE
------------------   --------------   -----------------   ---------------------------------------   ---------------------------
Stephen K.           Trustee          Since 1995.         Senior Counsel, Sullivan & Cromwell       Director, The Swiss
West** (76)                           Serves until a      (law firm)                                Helvetia Fund, Inc.
125 Broad Street,                     successor is                                                  (closed-end investment
New York,                             elected or                                                    company) and AMVESCAP PLC
NY 10004                              earlier                                                       (investment managers)
                                      retirement or
                                      removal.

John Winthrop        Trustee          Since September,    President, John Winthrop & Co., Inc.      None
(68)                                  2000. Serves        (private investment firm)
One North Adgers                      until a successor
Wharf,                                is elected or
Charleston, SC                        earlier
29401                                 retirement or
                                      removal.


                     POSITIONS        TERM OF OFFICE
NAME, AGE AND        HELD WITH        AND LENGTH OF       PRINCIPAL OCCUPATION DURING               OTHER DIRECTORSHIPS
ADDRESS              THE TRUST        SERVICE             PAST FIVE YEARS                           HELD BY THIS OFFICER
------------------   --------------   -----------------   ---------------------------------------   ---------------------------
TRUST OFFICERS:

Dorothy E.           Secretary        Since November,     Secretary of PIM-USA; Senior Vice         None
Bourassa (56)                         2000. Serves at     President-Legal of Pioneer; and
                                      the discretion of   Secretary/Clerk of most of PIM-USA's
                                      board.              subsidiaries since October 2000;
                                                          Secretary of all of the Pioneer Funds
                                                          since September 2003 (Assistant
                                                          Secretary from November 2000 to
                                                          September 2003); and Senior Counsel,
                                                          Assistant Vice President and Director
                                                          of Compliance of PIM-USA from April
                                                          1998 through October 2000

Christopher J.       Assistant        Since September,    Assistant Vice President and Senior       None
Kelley (39)          Secretary        2003. Serves at     Counsel of Pioneer since July 2002;
                                      the discretion of   Vice President and Senior Counsel of
                                      board.              BISYS Fund Services, Inc. (April 2001
                                                          to June 2002); Senior Vice President
                                                          and Deputy General Counsel of Funds
                                                          Distributor, Inc. (July 2000 to April
                                                          2001; Vice President and Associate
                                                          General Counsel from July 1996 to July
                                                          2000); Assistant Secretary of all
                                                          Pioneer Funds since September 2003


                     POSITIONS        TERM OF OFFICE
NAME, AGE AND        HELD WITH        AND LENGTH OF       PRINCIPAL OCCUPATION DURING               OTHER DIRECTORSHIPS
ADDRESS              THE TRUST        SERVICE             PAST FIVE YEARS                           HELD BY THIS TRUSTEE
------------------   --------------   -----------------   ---------------------------------------   ---------------------------
David C. Phelan      Assistant        Since September,    Partner, Wilmer Cutler Pickering Hale     None
(47)                 Secretary        2003. Serves at     and Dorr LLP; Assistant Secretary of
                                      the discretion of   all Pioneer Funds since September 2003
                                      board.

Vincent Nave (59)    Treasurer        Since November,     Vice President-Fund Accounting,           None
                                      2000. Serves at     Administration and Custody Services of
                                      the discretion of   Pioneer (Manager from September 1996
                                      board.              to February 1999); and Treasurer of
                                                          all of the Pioneer Funds (Assistant
                                                          Treasurer from June 1999 to November
                                                          2000)

Mark E. Bradley      Assistant        Since November      Deputy Treasurer of Pioneer since         None
(45)                 Treasurer        2004. Serves at     2004; Treasurer and Senior Vice
                                      the discretion of   President, CDC IXIS Asset Management
                                      the Board           Services from 2002 to 2003; Assistant
                                                          Treasurer and Vice President, MFS
                                                          Investment Management from 1997 to
                                                          2002; and Assistant Treasurer of all
                                                          of the Pioneer Funds since November
                                                          2004

Luis I. Presutti     Assistant        Since November,     Assistant Vice President- Fund            None
(39)                 Treasurer        2000. Serves at     Accounting, Administration and Custody
                                      the discretion of   Services of Pioneer (Fund Accounting
                                      board.              Manager from 1994 to 1999); and
                                                          Assistant Treasurer of all of the
                                                          Pioneer Funds since November 2000

Gary Sullivan (46)   Assistant        Since May, 2002.    Fund Accounting Manager - Fund            None
                     Treasurer        Serves at the       Accounting, Administration and Custody
                                      discretion of       Services of Pioneer; and Assistant
                                      board.              Treasurer of all of the Pioneer Funds
                                                          since May 2002

Katharine Kim        Assistant        Since September,    Fund Accounting Manager - Fund            None
Sullivan (30)        Treasurer        2003. Serves at     Accounting, Administration and Custody
                                      the discretion of   Services of Pioneer; and Assistant
                                      board.              Treasurer of all of the Pioneer Funds
                                                          since May 2002

                     POSITIONS        TERM OF OFFICE
NAME, AGE AND        HELD WITH        AND LENGTH OF       PRINCIPAL OCCUPATION DURING               OTHER DIRECTORSHIPS
ADDRESS              THE TRUST        SERVICE             PAST FIVE YEARS                           HELD BY THIS TRUSTEE
------------------   --------------   -----------------   ---------------------------------------   ---------------------------
Martin J. Wolin      Chief            Since October       Chief Compliance Officer of Pioneer       None
(37)                 Compliance       2004. Serves at     (Director of Compliance and Senior
                     Officer          the discretion of   Counsel from November 2000
                                      the Board           to September 2004); Vice President and
                                                          Associate General Counsel of UAM Fund
                                                          Services, Inc. (mutual fund
                                                          administration company) from February
                                                          1998 to November 2000; and Chief
                                                          Compliance Officer of all of the
                                                          Pioneer Funds.


* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of Pioneer and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, each portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

BOARD COMMITTEES

During the most recent fiscal year, the Board of Trustees held 13 meetings. Each Trustee attended at least 75% of such meetings.

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT
Margaret B.W. Graham, Marguerite A. Piret (Chair) and John Winthrop

INDEPENDENT TRUSTEES
Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

NOMINATING
Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

VALUATION
Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

POLICY ADMINISTRATION
Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees held 11, 0, 2, 10 and 3 meetings, respectively.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

     o act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

     o discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

     o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

     o review and approve insurance coverage and allocations of premiums between management and the fund and among the Pioneer Funds;

     o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

     o receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' reports to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contracts and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the portfolios, compensate their trustees as follows:

     o each fund with assets greater than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual base fee calculated on the basis of the fund's net assets;

     o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000;

     o each fund with assets greater than $50 million pays each Interested Trustee an annual fee of $500 and each fund with assets less than $50 million pays each Interested Trustee an annual fee of $200 (Pioneer reimburses the fund for these fees);

     o each fund with assets greater than $250 million pays each Independent Trustee who serves on each board committee an annual committee fee based on the fund's net assets (with additional compensation for chairpersons of such committees).

See "Compensation of Officers and Trustees" in Annual Fee, Expense and Other Information.

OTHER INFORMATION

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

     o the IMMEDIATE FAMILY MEMBERS of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person;

     o an entity in a CONTROL RELATIONSHIP means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer;

     o a RELATED FUND is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o    the fund
o    an officer of the fund
o    a related fund
o    an officer of any related fund
o    Pioneer
o    PFD
o    an officer of Pioneer or PFD
o    any affiliate of Pioneer or PFD

o    an officer of any such affiliate

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $53,000 and $126,603 in each of 2002 and 2003.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o    Pioneer
o    PFD
o    UniCredito Italiano
o    any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o    the fund
o    any related fund
o    Pioneer
o    PFD
o    any affiliated person of the fund, Pioneer or PFD
o    UniCredito Italiano
o    any other entity in a control relationship to the fund, Pioneer or PFD


FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACTS. The 1940 Act requires that the fund's management contracts be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the management contracts are fair and reasonable and that the contracts are in the best interest of the portfolios. The Independent Trustees believe that the management contracts will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of each portfolio and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the management contracts the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed:

     o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;

     o    the portfolios' projected total operating expenses;

     o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;


     o the experience of the investment advisory and other personnel providing services to the portfolios; and


     o    the profitability to Pioneer of managing the portfolios.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (3) the relative performance of similar funds advised by Pioneer, since commencement of operations to comparable investment companies and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's management contracts.

SHARE OWNERSHIP. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

CODE OF ETHICS. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

PROXY VOTING POLICIES. The policies that the portfolios use in voting proxies are attached as Appendix B to this statement of additional information. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's website at http://www.sec.gov.

4.   INVESTMENT ADVISER

The fund on behalf of each portfolio has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of a portfolio are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As a portfolio's investment adviser, Pioneer provides a portfolio with investment research, advice and supervision and furnishes an investment program for a portfolio consistent with a portfolio's investment objective and policies, subject to the supervision of the Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to a portfolio's securities transactions, and reports to the Trustees on a portfolio's investments and performance.

Under the terms of its management contract with each portfolio, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the portfolio, with the exception of the following, which are paid by the portfolio: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the portfolio; (iv) issue and transfer taxes chargeable to the portfolio in connection with securities transactions to which the portfolio is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the portfolio to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the portfolio and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the portfolio and the Trustees; (ix) any fees paid by the portfolio in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (x) compensation of those Trustees of the portfolio who are not affiliated with, or interested persons of, Pioneer, the portfolio (other than as Trustees), PIM-USA or PFD; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any. In addition, the portfolio pays brokers' and underwriting commissions chargeable to the portfolio in connection with its securities transactions. The Trustees' approval of and the terms, continuance and termination of the management contracts are governed by the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of its reckless disregard of its obligations and duties under the management contract.

ADVISORY FEE. As compensation for the management services each portfolio pays Pioneer a fee at the annual rate of the applicable portfolio's average daily net assets set forth below.

                                     MANAGEMENT FEE AS A
                                  PERCENTAGE OF PORTFOLIO'S
PORTFOLIO                         AVERAGE DAILY NET ASSETS
------------------------------    -------------------------

Bond Portfolio                              0.50%
Growth Opportunities Portfolio              0.74%
Small Cap Value II Portfolio                0.75%

The above management fees are normally computed daily and paid monthly in arrears.

EXPENSE LIMITATION AGREEMENTS. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses to the extent required to reduce a portfolio's Class I share total annual operating expenses to a specified percentage of average daily net assets attributable to Class I shares as indicated below. The portion of portfolio expenses attributable to Class II shares of a portfolio will be reduced only to the extent such expenses were reduced for the Class I shares of the portfolio. As of the date of this statement of additional information, expense limitations are in effect for the Bond Portfolio, Growth Opportunities Portfolio, and Small Cap Value II Portfolio. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. Pioneer expects to continue its limitation of expenses for the relevant portfolio unless the expense limit agreement with the fund on behalf of the portfolio is terminated pursuant to the terms of the expense limit agreement.

EXPENSE LIMITATION AGREEMENTS (CLASS I). Pioneer has agreed not to impose all a portion of its management fee or to reimburse each of Bond Portfolio, Growth Opportunities Portfolio, and Small Cap Value II Portfolio. for other expenses (other than extraordinary expenses) to the extent the expenses of the portfolio's Class I shares exceed 0.62%, 0.79% and 1.01%, respectively, of average daily net assets. The portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses were reduced for the Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. Pioneer expects to continue its limitation of expenses unless the expense limit agreement with the fund on behalf of the portfolio is terminated pursuant to the terms of the expense limit agreement.

                                  PERCENTAGE OF PORTFOLIO'S
PORTFOLIO                         AVERAGE DAILY NET ASSETS
------------------------------    -------------------------

Bond Portfolio                         0.89% (Class I)
Growth Opportunities Portfolio         0.79% (Class I)
Small Cap Value  II Portfolio          1.01% (Class I)

See "Annual Fee, Expense and Other Information" for the management fees paid to Pioneer during recently completed fiscal years.


ADMINISTRATION AGREEMENT. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services, which are expenses payable by the portfolios under the management contract, are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.


POTENTIAL CONFLICT OF INTEREST. Pioneer also serves as investment adviser to other mutual funds and other accounts with investment objectives identical or similar to those of a portfolio. Securities frequently meet the investment objectives of a portfolio and these other mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.


It is possible that, at times, identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the accounts managed by Pioneer, including the fund, seeks to acquire the same security at about the same time, a portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for a portfolio. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other accounts managed by Pioneer may have the same or similar investment objectives and policies as a portfolio, their portfolios do not generally consist of the same investments as a portfolio or each other, and their performance results are likely to differ from those of a portfolio.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees, including, in the case of Pioneer's code, designated employees of PIML. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC. Personnel of the subadviser to any portfolio are subject to the subadviser's code of ethics, which has been reviewed by the Board.


5.   PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the fund in connection with the continuous offering of shares of the portfolios. PFD is an indirect wholly owned subsidiary of PIM-USA. The fund will not generally issue shares for consideration other than cash. At the fund's sole discretion, however, it may issue shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or other reorganization.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of a portfolio may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the portfolio's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the portfolio's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.


CLASS II 12B-1 DISTRIBUTION PLAN


The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class II shares pursuant to which the Class II shares of the fund will pay a distribution fee at the annual rate of up to 0.25% of the fund's average daily net assets. The distribution fee is intended to compensate PFD for its Class II distribution services to the fund. The fund has not adopted a plan of distribution with respect to its Class I shares.

In accordance with the terms of the plan of distribution, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended and the purpose for which such expenditures were made. In the Trustees' quarterly review of the plan of distribution, they will consider the continued appropriateness and the level of compensation the plan of distribution provides. The distribution plan is a compensation plan, which means that the amount of payments under the plan are not linked to PFD's expenditures, and, consequently, PFD can make a profit under the plan.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the plan of distribution except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the plan of distribution by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

The plan of distribution was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the plan of distribution), cast in person at a meeting called for the purpose of voting on the plan of distribution. In approving the plan of distribution, the Trustees identified and considered a number of potential benefits which the it may provide. The Board of Trustees believes that there is a reasonable likelihood that the plan of distribution will benefit the fund and its current and future shareholders. Under its terms, the plan of distribution remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The plan of distribution may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the class affected thereby, and material amendments of the plan of distribution must also be approved by the Trustees in the manner described above. The plan of distribution may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operations of the plan of distribution, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Class of the fund.

6.   CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of each portfolio's assets. The custodian's responsibilities include safekeeping and controlling the portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the portfolio's investments.

7.   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the portfolios' independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.


8.   PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of a portfolio by Pioneer pursuant to authority contained in the portfolio's management contract. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.). Pioneer seeks to obtain the best execution on portfolio trades on behalf of the fund. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).


Fixed income securities purchased and sold on behalf of a portfolio normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of such securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.


Pioneer may select broker-dealers that provide brokerage and/or research services to a portfolio and/or other investment companies or other accounts managed by Pioneer or over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, a portfolio may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a portfolio and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to a portfolio as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to a portfolio. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to a portfolio. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. The fund's ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by a portfolio in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of a portfolio.

9.   DESCRIPTION OF SHARES

The fund's Agreement and Declaration of Trust, dated as of September 16, 1994, as amended from time to time (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of 19 portfolios. The Trustees may, however, establish additional portfolios of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of Class I and Class II shares. Each share of a class of a portfolio represents an equal proportionate interest in the portfolio allocable to that class. The shares of each class of a portfolio participate equally in the earnings, dividends and assets of the portfolio, and are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all portfolios vote together in the election and selection of Trustees and accountants. Upon liquidation of a portfolio, shareholders of each class of the portfolio are entitled to share pro rata in the portfolio's net assets available allocable to such class for distribution to shareholders.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. A portfolio is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of a portfolio are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of a portfolio vote together as a class on matters that affect all series of a portfolio in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of a portfolio's shares. Shares have no preemptive or conversion rights.

As a Delaware statutory trust, a portfolio's operations are governed by the Declaration. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act statute (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that a portfolio is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as a portfolio, might become a party to an action in another state whose courts refused to apply Delaware law, in which case a portfolio's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of a portfolio and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by a portfolio or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of a portfolio or any series of a portfolio and (iii) provides that a portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) a portfolio itself would be unable to meet its obligations. In light of Delaware law, the nature of a portfolio's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of a portfolio may bring a derivative action on behalf of a portfolio only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of a portfolio, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse a portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that a portfolio shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of a portfolio. The Declaration does not authorize a portfolio to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

10.  PRICING OF SHARES

The net asset value per share of each class of a portfolio is determined as of the close of regular trading (currently 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of a portfolio is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. No portfolio is required to determine its net asset value per share on any day in which no purchase orders for the shares of the portfolio become effective and no shares of the portfolio are tendered for redemption.

The net asset value per share of each class of a portfolio is computed by taking the value of all of the portfolio's assets attributable to a class less the portfolio's liabilities attributable to that class, and dividing it by the number of outstanding shares for the class. For purposes of determining net asset value, expenses of each class of a portfolio are accrued daily.

PORTFOLIOS

Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a securities fair value. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a portfolio's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a portfolio's net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a portfolio could change on a day you cannot buy or sell shares of the portfolio.


When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, a portfolio uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. A portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account.

11.  TAX STATUS

Each portfolio is treated as a separate entity for U.S. federal income tax purposes. It is each portfolio's policy to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company. These requirements relate to the sources of a portfolio's income, the diversification of its assets and the distribution of its income to shareholders. If a portfolio meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income, net tax-exempt interest and net capital gain, if any, which it earns, the portfolio will be relieved of the necessity of paying U.S. federal income tax.


In order to qualify as a regulated investment company under Subchapter M of the Code, a portfolio must, among other things, derive at least 90% of its annual gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test"), and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the portfolio invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships (other than qualified publicly traded partnerships)or trusts) will generally pass through to the portfolio. Consequently, a portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.


Each portfolio must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Section 817(h) and these regulations treat the assets of the portfolios as assets of the related separate accounts and, among other things, limit the extent to which the assets of a portfolio may be represented by any one, two, three or four investments. Specifically, the Treasury regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. However, the failure of a Qualified Plan to be or remain qualified under the Code could cause the separate accounts to fail to meet such diversification requirements.

Failure by a separate account to satisfy the Section 817(h) requirements would generally result in adverse treatment of the variable contract holders, differing from the treatment described in the applicable variable contract prospectus, by causing the contracts to lose their favorable tax status and requiring a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. In addition, failure by a portfolio to qualify as a regulated investment company would subject the portfolio to federal and state income taxation of all of its taxable income and gain, whether or not distributed to shareholders.

In general, assuming that a portfolio has sufficient earnings and profits, dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, and net tax-exempt interest, are treated as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, that are designated as capital gain dividends are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the portfolio have been held, and whether such dividends are received in cash or reinvested in additional shares. All dividends are treated for federal income tax purposes as received by the insurance company or a Qualified Plan rather than by the owner of the variable contract or plan participant.

Although dividends generally will be treated as distributed when paid, any dividend declared by a portfolio as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by a portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to a portfolio's principal business of investing in stock or securities (or its options or futures contracts with respect to stock or securities) may have to be limited in order to enable the portfolio to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a portfolio's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the portfolio or its shareholders in future years.

If a portfolio acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the portfolio could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the applicable portfolio to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of gains from the sale of stock of passive foreign investment companies as ordinary income. A portfolio may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Certain of the portfolios may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the portfolios. Tax rules are not entirely clear about issues such as when a portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a portfolio, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income tax.

If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if a portfolio elects to include market discount in income currently), the portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the portfolio must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income tax. Therefore, the portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, each portfolio is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the portfolio and therefore are not expected to be distributed as such to shareholders. Each portfolio's capital loss carryforwards, if any, are set forth on "Annual Fee, Expense and Other Information."

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes. In general, if portfolio shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.


Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


Options written or purchased and futures contracts entered into by a portfolio on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the portfolio to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the portfolios as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and may accordingly produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, forward contract, futures contract, short sale or other transaction that is not subject to the mark to market rules is treated as an "appreciated financial position" of a "constructive sale" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a portfolio to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a portfolio's income and gains or losses and hence of its distributions to shareholders.

Each portfolio that may invest in countries other than the U.S. may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The portfolios do not expect to pass through to their shareholders their pro rata shares of qualified non-U.S. taxes paid by the portfolios, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns. The portfolios, however, generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements.

A Qualified Plan participant whose retirement plan invests in a portfolio generally is not taxed on portfolio dividends or distributions received by the plan or on sales or exchanges of portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as Qualified Plans. Participants in Qualified Plans should consult their tax advisers for more information.

If, as anticipated, each portfolio continues to qualify as a regulated investment company under the Code, each such portfolio will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the portfolios and to certain aspects of their distributions. It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

12.  INVESTMENT RESULTS

See "Annual Fee, Expense and Other Information" for performance information for each class of fund shares as of the most recently completed fiscal year.

13.  FINANCIAL STATEMENTS


Safeco Growth Opportunities Portfolio's, Safeco Bond Portfolio's and Safeco Small Cap Value Portfolio's (each previously a series of Safeco Resources Trust) (the predecessor Series to Pioneer Growth Opportunities VCT Portfolios, Pioneer Bond VCT Portfolios and Pioneer Small Cap Value II VCT Portfolios) financial statements and financial highlights for the fiscal year ended December 31, 2003 appearing in each portfolio's annual report, as filed with the SEC on February 25, 2004 (Accession No. 0001047469-04-005601) and each portfolio's unaudited financial statements as of June 30, 2004 filed with the SEC on August 25, 2004 (Accession No. 0001104659-04-025561) are incorporated by reference into this statement of additional information. The financial statements and financial highlights for the fiscal year ended December 31, 2003 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

Safeco Resource Series Trust's annual and semi-annual reports include the financial statements referenced above and are available without charge upon request by calling Shareholder Services at 1-800-225-6292.

14.  ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER
Not applicable(1).

SHARE OWNERSHIP
Not applicable(1).

TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2003. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2003. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2003. The dollar ranges in this table are in accordance with SEC requirements.

                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                            DOLLAR RANGE OF        SECURITIES IN ALL REGISTERED
                          EQUITY SECURITIES IN     INVESTMENT COMPANIES IN THE
NAME OF TRUSTEE                 THE FUND              PIONEER FAMILY OF FUNDS
-----------------------   --------------------   --------------------------------
INTERESTED TRUSTEES
John F. Cogan, Jr.                none                     Over $100,000
Osbert M. Hood                    none                     Over $100,000
INDEPENDENT TRUSTEES
Mary K. Bush                      none                   $10,001-$50,000
Richard H. Egdahl, M.D.           none                  $50,001-$100,000
Margaret B.W. Graham              none                   $10,001-$50,000
Marguerite A. Piret               none*                 $50,001-$100,000
Stephen K. West                   none                     Over $100,000
John Winthrop                     none                     Over $100,000

*Marguerite A. Piret owns a variable annuity issued by an insurance company whose separate account invests in certain portfolios.

COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                                 PENSION OR
                                                 RETIREMENT      TOTAL COMPENSATION
                              AGGREGATE       BENEFITS ACCRUED    FROM THE FUND AND
                          COMPENSATION FROM   AS PART OF FUND       OTHER PIONEER
NAME OF TRUSTEE                 FUND**           EXPENSES              FUNDS***
-----------------------   -----------------   ----------------   ------------------
INTERESTED TRUSTEES:
John F. Cogan, Jr.*          $  5,000.00           $ 0.00           $  19,200.00
Osbert M. Hood*                 3,000.00             0.00              11,520.00

INDEPENDENT TRUSTEES:
Mary K. Bush                    2,000.00             0.00             104,000.00
Richard H. Egdahl, M.D.         2,000.00             0.00              99,750.00
Margaret B.W. Graham            2,000.00             0.00             104,000.00
Marguerite A. Piret             2,000.00             0.00             113,562.50
Stephen K. West                 2,000.00             0.00              99,750.00
John Winthrop                   2,000.00             0.00              99,750.00
                             -----------           ------           ------------
                             $ 20,000.00           $ 0.00           $ 651,532.50
                             -----------           ------           ------------

     * Under the management contracts, Pioneer reimburses the fund for any Interested Trustees fees paid by the fund.
     **   For the fiscal year ended December 31, 2003.

     *** For the calendar year ended December 31, 2003. As of the date of this statement of additional information, there are 66 U.S. registered investment portfolios in the Pioneer Family of Funds.


APPROXIMATE MANAGEMENT FEES A PORTFOLIO PAID OR OWED PIONEER
Not applicable(1).

FEES THE PORTFOLIOS PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT Not applicable(1).

FUND EXPENSES UNDER THE CLASS II DISTRIBUTION PLAN
Not applicable(1).

APPROXIMATE BROKERAGE AND UNDERWRITING COMMISSIONS (PORTFOLIO TRANSACTIONS) Not applicable(1).

CAPITAL LOSS CARRYFORWARDS
Not applicable(1).


(1) As of December 31, 2003, the fund had not yet commenced operations. As of the date of this statement of additional information, the fund had not yet completed a fiscal year


AVERAGE ANNUAL TOTAL RETURNS


                                           AVERAGE ANNUAL TOTAL RETURN (%)
                                   ---------------------------------------------
                                    ONE    FIVE     TEN      SINCE     INCEPTION
PORTFOLIO/CLASS                     YEAR   YEARS   YEARS   INCEPTION     DATE
--------------------------------   -----   -----   -----   ---------   ---------
Bond Class I                        3.28    5.09    5.70      6.97      7/21/87*
Bond Class II(2)                    3.02    4.83    5.44      6.70      7/21/87*
Growth Opportunities Class I       42.94    1.02   12.43     14.43       1/7/93*
Growth Opportunities Class II(2)   42.59    0.77   12.15     14.14       1/7/93*
Small Cap Value II Class I         42.78   12.35     N/A      9.57      4/30/97*
Small Cap Value II Class II(2)     42.43   12.08     N/A      9.30      4/30/97*

* The inception date of the portfolios is December 10, 2004 pursuant to the reorganization of the predecessor portfolios.

(2). The performance of Class II shares for the period prior to the commencement of operations of Class II shares on December 10, 2004 is based on the performance of Class I shares, reduced to reflect the distribution fee of Class II shares.

15. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     Leading market positions in well-established industries.
     High rates of return on funds employed.
     Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

     o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     o    Nature of and provisions of the obligation;

     o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

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N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

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                     Proxy Voting Policies and Procedures of

                       Pioneer Investment Management, Inc.

                            VERSION DATED JULY, 2004

                                    Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                             Proxy Voting Procedures

     PROXY VOTING SERVICE

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

     PROXY COORDINATOR

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

     REFERRAL ITEMS

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

     CONFLICTS OF INTEREST

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

          o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

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          o    An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

          o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

          o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

          o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

     SECURITIES LENDING

In conjunction with industry standards Proxies are NOT available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

     SHARE-BLOCKING

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

     RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

          o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

          o    Retains a record of the vote cast;

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          o    Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

          o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

          o    A record memorializing the basis for each referral vote cast;

          o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

          o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     DISCLOSURE

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     AMENDMENTS

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

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All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

     ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

          o    Corporate name change.

          o    A change of corporate headquarters.

          o    Stock exchange listing.

          o    Establishment of time and place of annual meeting.

          o    Adjournment or postponement of annual meeting.

          o    Acceptance/approval of financial statements.

          o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

          o    Approval of minutes and other formalities.

          o Authorization of the transferring of reserves and allocation of income.

          o    Amendments to authorized signatories.

          o Approval of accounting method changes or change in fiscal year-end.

          o    Acceptance of labor agreements.

          o    Appointment of internal auditors.

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Pioneer will vote on a case-by-case basis on other routine business; however,
Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

     AUDITORS

We normally vote for proposals to:

          o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

          o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

          o    Seek bids from other auditors.

          o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

          o    Indemnify auditors.

          o Prohibit auditors from engaging in non-audit services for the company.

     BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
Pioneer will vote for:

          o Audit, compensation and nominating committees composed of independent directors exclusively.

          o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

          o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

          o    Election of an honorary director.

We will vote against:
          o    Minimum stock ownership by directors.

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          o    Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

          o Requirements for union or special interest representation on the board.

          o    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

          o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
In uncontested elections of directors we will vote against:

          o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

          o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

          o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

          o Directors who appear to lack independence or are associated with very poor corporate performance.

          We will vote on a case-by case basis on these issues:

          o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

          o    Contested election of directors.

          o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

          o    Mandatory retirement policies.

          o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

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Pioneer will vote for:

          o    Cumulative voting.

          o    Increase ability for shareholders to call special meetings.

          o    Increase ability for shareholders to act by written consent.

          o    Restrictions on the ability to make greenmail payments.

          o    Submitting rights plans to shareholder vote.

          o    Rescinding shareholder rights plans ("poison pills").

          o    Opting out of the following state takeover statutes:

          o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

          o Control share cash-out provisions, which require large holders to acquire shares from other holders.

          o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

          o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

          o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

          o    Fair price provisions.

          o    Authorization of shareholder rights plans.

          o    Labor protection provisions.

          o    Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

          o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

          o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

          o    Proposals that allow shareholders to nominate directors.

We will vote against:

          o    Classified boards, except in the case of closed-end mutual funds.

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          o    Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

          o    Classes of shares with unequal voting rights.

          o    Supermajority vote requirements.

          o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

          o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

          o Extension of advance notice requirements for shareholder proposals.

          o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

          o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

          o    Changes in par value.

          o Reverse splits, if accompanied by a reduction in number of shares.

          o Share repurchase programs, if all shareholders may participate on equal terms.

          o    Bond issuance.

          o    Increases in "ordinary" preferred stock.

          o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

          o    Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

          o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

          o Increase in authorized common stock. We will make a determination considering, among other factors:

          o    Number of shares currently available for issuance;

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          o    Size of requested increase (we would normally approve increases of up to 100% of current authorization);

          o    Proposed use of the additional shares; and

          o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

          o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

          o    Proposals to submit private placements to shareholder vote.

          o    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

     COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

          o    401(k) benefit plans.

          o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

          o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

          o    Amendments to performance plans to conform with OBRA;

          o    Caps on annual grants or amendments of administrative features;

          o    Adding performance goals; and

          o    Cash or cash-and-stock bonus plans.

          o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

          o    Require that option repricings be submitted to shareholders.

          o    Require the expensing of stock-option awards.

          o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

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          o    Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

          o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

               o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

          Dilution = (A + B + C) / (A + B + C + D), where
          A = Shares reserved for plan/amendment,
          B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

               o    The plan must not:

                    o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

                    o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

          o We are generally in favor of proposals that increase participation beyond executives.

          o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

          o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

          o We generally support proposals asking companies to adopt stock holding periods for their executives.

          o    All other employee stock purchase plans.

          o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

          o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

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          We will vote against:

          o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

          o    Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

          o    Limits on executive and director pay.

          o    Stock in lieu of cash compensation for directors.

     CORPORATE GOVERNANCE

Pioneer will vote for:

          o    Confidential Voting.

          o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

          o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

          o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

          o Bundled proposals. We will evaluate the overall impact of the proposal.

          o Adopting or amending the charter, bylaws or articles of association.

          o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

          o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

          o    Limitations on stock ownership or voting rights.

          o    Reduction in share ownership disclosure guidelines.


     MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:

          o    Mergers and acquisitions.

          o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

          o    Debt restructurings.

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          o    Conversion of securities.

          o    Issuance of shares to facilitate a merger.

          o    Private placements, warrants, convertible debentures.

          o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

     MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

          o    Establishment of new classes or series of shares.

          o    Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

          o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

          o    Approval of new or amended advisory contracts.

          o    Changes from closed-end to open-end format.

          o    Authorization for, or increase in, preferred shares.

          o    Disposition of assets, termination, liquidation, or mergers.

          o Classified boards of closed-end mutual funds, but will typically support such proposals.

     SOCIAL ISSUES

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

          o Conduct studies regarding certain issues of public concern and interest;

          o Study the feasibility of the company taking certain actions with regard to such issues; or

          o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

--------------------------------------------------------------------------------

PART C
                                OTHER INFORMATION

Item 23. Exhibits.

Amended Form N-1A
Exhibit Reference

     (a)            1.1      Amended Agreement and Declaration of Trust.(1)
     (a)            1.2      Amended Certificate of Trust.(1)
     (a)            1.3      Amendment to the Amended Agreement and Declaration
                             of Trust.(2)
     (a)            1.4      Amendment to the Amended Agreement and Declaration
                             of Trust.(3)
     (a)            1.5      Form of Amendment to the Amended Agreement and
                             Declaration of Trust.(4)
     (a)            1.6      Form of Amendment to the Amended Agreement and
                             Declaration of Trust.(5)
     (a)            1.7      Amendment to the Amended Agreement and Declaration
                             of Trust.(6)
     (a)            1.8      Amendments to the Amended Agreement and Declaration
                             of Trust.(7)
     (a)            1.9      Amendments to the Amended Agreement and Declaration
                             of Trust.(9)
     (a)            1.10     Amendment to the Amended Agreement and Declaration
                             of Trust.(10)
     (a)            1.11     Amendment to the Amended Agreement and Declaration
                             of Trust.(11)
     (a)            1.12     Amendment to the Amended Agreement and Declaration
                             of Trust.(13)
     (a)            1.13     Amendment to the Amended Agreement and Declaration
                             of Trust.(15)
     (a)            1.14     Amendment to the Amended Agreement and Declaration
                             of Trust.(17)
     (b)            2.       Amended and Restated By-Laws.(8)
     (c)            4.       None.
     (d)            5.1      Management Contract for Pioneer Balanced VCT
                             Portfolio.(8)
     (d)            5.3      Management Contract for Pioneer America Income VCT
                             Portfolio.(8)
     (d)            5.4      Management Contract for Pioneer Emerging Markets
                             VCT Portfolio.(8)
     (d)            5.5      Management Contract for Pioneer Equity Income VCT
                             Portfolio.(8)
     (d)            5.6      Management Contract for Pioneer Europe VCT
                             Portfolio.(8)
     (d)            5.11     Management Contract for Pioneer Growth Shares VCT
                             Portfolio.(8)
     (d)            5.12     Management Contract for Pioneer High Yield VCT
                             Portfolio.(8)
     (d)            5.13     Management Contract for Pioneer International
                             Value VCT Portfolio.(8)
     (d)            5.14     Management Contract for Pioneer Mid Cap Value VCT
                             Portfolio.(8)
     (d)            5.15     Management Contract for Pioneer Money Market VCT
                             Portfolio.(8)
     (d)            5.16     Management Contract for Pioneer Fund VCT
                             Portfolio.(8)
     (d)            5.17     Management Contract for Pioneer Real Estate Shares
                             VCT Portfolio.(16)
     (d)            5.19     Management Contract for Pioneer Small Company VCT
                             Portfolio.(8)
     (d)            5.20     Management Contract for Pioneer Strategic Income
                             VCT Portfolio.(8)
     (d)            5.23     Management Contract for Pioneer Small Cap Value
                             VCT Portfolio.(9)
     (d)            5.28     Management Contract for Pioneer Value VCT
                             Portfolio.(12)
     (d)            5.29     Management Contract for Pioneer Oak Ridge
                             Large Cap Growth VCT Portfolio.(16)
     (d)            5.30     Form of Management Contract for Pioneer Papp Stock
                             VCT Portfolio.(13)
     (d)            5.31     Form of Management Contract for Pioneer Papp
                             Strategic Growth VCT Portfolio.(13)
     (d)            5.32     Management Contract for Pioneer Papp Small
                             and Mid Cap Growth VCT Portfolio.(16)
     (d)            5.33     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and Oak Ridge
                             Investments, LLC.(16)
     (d)            5.34     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and L. Roy Papp &
                             Associates, LLP.(15)
     (d)            5.35     Management Contract for Pioneer Papp
                             America-Pacific Rim VCT Portfolio.(16)
     (d)            5.36     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and AEW Management and
                             Advisors, L.P.(16)
     (d)            5.37     Form of Management Contract for Pioneer Bond VCT
                             Portfolio (17)
     (d)            5.38     Form of Management Contract for Pioneer Growth
                             Opportunities VCT Portfolio  (17)
     (d)            5.39     Form of Management Contract for Pioneer Small Cap
                             Value II VCT Portfolio (17)
     (d)            5.40     Management Contract for Pioneer Cullen Value
                             Value VCT Portfolio (19)
     (d)            5.41     Management Contract for Pioneer Equity Opportunity
                             VCT Portfolio (19)
     (d)            5.42     Management Contract for Pioneer Global High Yield
                             VCT Portfolio (19)
     (d)            5.43     Management Contract for Pioneer Ibbotson
                             Moderate Allocation VCT Portfolio (19)
     (d)            5.44     Management Contract for Pioneer Ibbotson
                             Growth Allocation VCT Portfolio (19)
     (d)            5.45     Management Contract for Pioneer Ibbotson
                             Aggressive Allocation VCT Portfolio (19)
     (d)            5.46     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and Ibbotson
                             Associates, LLC.(19)
     (d)            5.50     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and Cullen Capital
                             Management, LLC.(19)
     (e)            6.       Underwriting  Agreement  between the Registrant and
                             Pioneer Funds Distributor, Inc.(8)
     (f)            7.       None.
     (g)            8.       Custodian Agreement between the Registrant and
                             Brown Brothers Harriman & Co.(18)
     (h)            9.       Investment Company Service Agreement between the
                             Registrant and Pioneer Investment Management
                             Shareholder Services, Inc.(18)
     (h)            9.1      Administration Agreement between the Registrant and
                             Pioneer Investment Management, Inc. (formerly
                             Pioneering Management Corporation).(18)
     (h)            9.2      Expense Limit and Reimbursement Agreement (16)
     (h)            9.3      Agreement and Plan of Reorganization (17)
     (h)            9.4      Expense Limitation Agreement (18)
     (i)            10.      Opinion of Counsel.(1)
     (i)            10.1     Opinion of Counsel.(7)
     (i)            10.2     Opinion of Counsel.(17)
     (i)            10.3     Opinion of Counsel as to tax matters and
                             consent.(19)
     (j)            11.      Consent of Independent Auditors.(18)
     (k)            12.      None.
     (l)            13.      Share Purchase Agreement.(1)
     (m)            15.      Form of Distribution Plan relating to Class II
                             shares.(17)
     (n)            18.      Form of Multiple Class Plan pursuant to Rule 18f-3
                             relating to Class II shares.(17)
     (o)            19.1     Pioneer Code of Ethics.(18)
     (o)            19.2     Oak Ridge Asset Management, LLC Code of Ethics.(13)
     (o)            19.3     L. Roy Papp & Associates, LLP Code of Ethics.(13)
     (o)            19.4     AEW Management and Advisors, L.P.Code of Ethics(16)
     (o)            19.5     Ibbotson Associates, LLC Code of Ethics.(19)
     (o)            19.6     Cullen Capital Management, LLC Code of Ethics.(19)
     n/a            20.      Powers of Attorney.(18)

------------------------

(1) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 33-84546) as filed with the Securities and Exchange Commission (the "SEC") on August 8, 1995 (Accession No. 0000930709-95-000005).

(2) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 6 to the Registration Statement (File No. 33-84546) as filed with the SEC on August 18, 1997 (Accession No. 0000930709-97-000011).

(3) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 8 to the Registration Statement (File No. 33-84546) as filed with the SEC on July 16, 1998 (Accession No. 0000930709-98-000013).

(4) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 11 to the Registration Statement (File No.33-84546) as filed with the SEC on June 4, 1999 (Accession No. 0000930709-99-000016).

(5) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 12 to the Registration Statement (File No.33-84546) as filed with the SEC on January 12, 2000 (Accession No. 0000930709-00-000002).

(6) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 15 to the Registration Statement (File No.33-84546) as filed with the SEC on July 6, 2000 (Accession No. 0000930709-00-000018).

(7) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 18 to the Registration Statement (File No.33-84546) as filed with the SEC on January 18, 2001 (Accession No. 0001016964-01-000006).

(8) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registration Statement (File No.33-84546) as filed with the SEC on April 26, 2001 (Accession No. 0001016964-01-500006).

(9) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 22 to the Registration Statement (File No.33-84546) as filed with the SEC on October 22, 2001 (Accession No. 0000930709-01-500036).

(10) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 24 to the Registration Statement (File No.33-84546) as filed with the SEC on May 1, 2002 (Accession No. 0001016964-02-000111).

(11) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 26 to the Registration Statement (File No.33-84546) as filed with the SEC on February 18, 2003 (Accession No. 0001016964-03-000044).

(12) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 27 to the Registration Statement (File No.33-84546) as filed with the SEC on May 1, 2003 (Accession No. 0001016964-03-000126).

(13) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registration Statement (File No.33-84546) as filed with the SEC on November 18, 2003 (Accession No. 0001016964-03-000241).

(14) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 29 to the Registration Statement (File No.33-84546) as filed with the SEC on January 30, 2004 (Accession No. 0001016964-04-000026).

(15) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 30 to the Registration Statement (File No.33-84546) as filed with the SEC on April 29, 2004 (Accession No. 0001016964-04-000122).

(16) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 31 to the Registration Statement (File No.33-84546) as filed with the SEC on June 1, 2004 (Accession No. 0001016964-04-000195).

(17) Previously filed. Incorporated herein by reference from the exhibits filed in the registrant's Registration Statement on Form N-14 (File No. 333-118431) as filed with the Securities and Exchange Commission (the "SEC")on August 20, 2004 (Accession No. 0001145443-04-001270).

(18) Filed herewith.

(19) To be filed by amendment.

Item 24.  Persons Controlled by or Under Common Control with the Fund

     None.

Item 25.  Indemnification

         Except for the Agreement and Declaration of Trust, dated
September 16, 1994 (the "Declaration"), establishing the Fund as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Fund is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Fund shall be indemnified by the Fund or the appropriate Fund series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

     To the knowledge of the Fund, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

John F. Cogan, Jr.            Of Counsel, Wilmer Cutler Pickering
                              Hale and Dorr LLP, 60 State
                              Street, Boston, Massachusetts 02109

Item 27.  Principal Underwriters

         (a) See "Management of the Fund" in the Statement of Additional Information.

         (b)      Directors and officers of Pioneer Funds Distributor, Inc.:

                       POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
       NAME            UNDERWRITER                  FUND

John F. Cogan, Jr.     Director and                 Chairman, President and
                       President                    Trustee

Steven M. Graziano     Director and Executive Vice
                       President                    None

William F. O'Grady     Director and Executive
                       Vice President               None

Jennifer Brountas      Senior Vice President        None

Daniel J. Brooks       Senior Vice President        None

Philip Haley           Senior Vice President        None

Scott C. Brandeweide   Senior Vice President        None

Julia Hoik             Senior Vice President        None

Barry Knight           Senior Vice President        None

William A. Misata      Senior Vice President        None

Dusty W. Pascall       Senior Vice President        None

Natale Algiere         Senior Vice President        None

Michael B. Glenn       Senior Vice President        None

Marc Rappaport         Senior Vice President        None

Richard L. Sardelli    Senior Vice President        None

Juan Segui-Clausen     Senior Vice President        None

Mark D. Goodwin        Treasurer                    None

Dorothy E. Bourassa    Clerk                        Secretary

The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 28.  Location of Accounts and Records

         The accounts and records are maintained at the Fund's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

Item 29.  Management Services

     Not applicable.

Item 30.  Undertakings

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 9th day of December, 2004.

                                             Pioneer Variable Contracts Trust



                                        By:  /s/ Osbert M. Hood
                                             Osbert M. Hood
                                             Executive Vice President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
Vincent Nave*                  Chief Financial Officer            )
Vincent Nave                   and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
John F. Cogan, Jr.*                                               )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
                                                                  )
Richard H. Egdahl*                                                )
Richard H. Egdahl                                                 )
                                                                  )
                                                                  )
Margaret B. W. Graham*                                            )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
/s/ Osbert M. Hood                                                )
Osbert M. Hood                                                    )
                                                                  )
                                                                  )
Stephen K. West*                                                  )
Stephen K. West                                                   )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ Osbert M. Hood                   Dated: December 9, 2004)
         Osbert M. Hood
         Attorney-in-Fact

                                  Exhibit Index

Exhibit
Number     Document Title

(g) 8. Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.

(h) 9. Investment Company Service Agreement between the Registrant and Pioneer Investment Management Shareholder Services, Inc.

(h) 9.1  Administration Agreement between the Registrant and
         Pioneer Investment Management, Inc. (formerly Pioneering
         Management Corporation).

(h)9.4   Expense Limitation Agreement.

(j) 11.  Consent of Independent Auditors.

(o) 19.1 Pioneer Code of Ethics.

n/a 20.  Powers of Attorney.